[THE AMERICAN FUNDS GROUP(R)]

THE INCOME FUND OF AMERICA

ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 1998

[cover caricature: construction of building in the shape of "IFA", floor by floor]

HOW IFA CAREFULLY BUILDS ITS PORTFOLIO


The Income Fund of America is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

THE INCOME FUND OF AMERICA(R) SEEKS CURRENT INCOME WHILE SECONDARILY STRIVING FOR CAPITAL GROWTH THROUGH INVESTMENTS IN STOCKS AND FIXED-INCOME SECURITIES.


A LOOK AT IFA'S DIVIDEND RATE
Compared with the average of equity-income funds and Standard & Poor's 500 Stock Composite Index.

[begin line chart]

                The Income Fund      Average of equity-
Date            of America           income funds             S&P 500
7/31/93         6.19                 3.13                     2.79
1/31/94         5.56                 2.93                     2.64
7/31/94         6.06                 3.01                     2.80
1/31/95         6.14                 3.12                     2.81
7/31/95         5.55                 2.85                     2.41
1/31/96         5.07                 2.49                     2.18
7/31/96         5.19                 2.43                     2.28
1/31/97         5.09                 2.08                     1.89
7/31/97         4.74                 1.80                     1.48
1/31/98         4.27                 1.73                     1.58
7/31/98         4.32                 1.63                     1.42

[end chart]

ALL NUMBERS CALCULATED BY LIPPER ANALYTICAL SERVICES.

The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends and dividing by the month-end net asset value adjusted for capital gains.


THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW SHAREHOLDERS:

We report to you this year in the midst of a turbulent stock market. The Income Fund of America's 1998 fiscal year ended on July 31, not long after the broad market peaked. Since reaching a high on July 17, the market has been extremely volatile and the unmanaged Standard & Poor's 500 Stock Composite Index fell 19.3% from its high to its most recent low on August 31. In this difficult environment, your fund has also declined, but to a lesser extent, by 9.5%. This compares with a decline of 16.2% in the Lipper Equity Income Funds Index, an index of the 30 largest equity-income funds.

We believe IFA's emphasis on securities with above-average yields has provided a cushion in this down period. IFA's dividend rate at the end of the fiscal year was 4.2% - significantly more than the 1.6% average of the 211 equity-income funds tracked by Lipper and three times higher than the 1.4% yield on the S&P 500. (See the inside front cover for a look at IFA's consistent yield advantage.)


THE DISCIPLINE OF IFA'S INCOME APPROACH

Yield has proved to be a good guide to value over the long term, and while it's been out of fashion until recently, we believe it will continue to be a reliable measure. It is one of the few valuation guideposts of which an investor can be reasonably certain: The price paid for a stock is known, and the dividend is likely to be paid. In contrast, valuation measures such as the price/earnings multiple are subject to unfavorable earnings surprises as well as wide swings over time in what the market is willing to pay for a company's expected earnings.

Just as important, income is a steadier component of total return than price change. In December, IFA shareholders will receive their income distributions regardless of short-term fluctuations in the value of the fund.

Shareholders will also receive a higher-than-average capital gain distribution later this year. As in fiscal 1997, high valuations and the goal of maintaining the fund's income per share have caused us to sell many lower yielding stocks in the portfolio throughout fiscal 1998. We have a built-in discipline when it comes to selling stocks. If the price of a stock holding goes up markedly, the yield goes down (unless dividend growth keeps pace). If the yield falls far enough relative to the market's yield, it encourages us to look for other investment opportunities.


A LOOK AT THE PAST FISCAL YEAR

For the 12 months ended July 31, the fund produced a solid return of 11.3% with dividends and capital gains reinvested. IFA outpaced the 10.5% average return of Lipper's equity-income funds and the 9.3% average return of the "domestic hybrid" category tracked by Morningstar, Inc.

The fund also outpaced the 7.9% total return of the Lehman Brothers Aggregate Bond Index, but it was considerably below the 19.3% total return of the S&P
500. Of course, IFA is not directly comparable to either index. For example, the S&P 500 is 100% invested in U.S. stocks (most of which fail to meet IFA's yield criteria). At July 31, IFA was only 48.9% invested in U.S. stocks; 10.6% of net assets was in non-U.S. stocks, 27.2% in bonds and 13.3% in cash. Over time, IFA's mix of stocks, bonds and cash will vary in response to market circumstances. IFA's current allocation of assets reflects our concern that U.S. stock valuations are still high by historical standards despite the recent market correction.


THE FUND'S YEAR IN TWO PARTS

The 1998 fiscal year can best be understood in two parts. For the first half of the fiscal year through January 31, the total return for IFA (+5.9%) was greater than for the S&P 500 (+3.6%). Sharp price gains by the fund's telecommunications and utilities stocks and a strong contribution from long-term government and corporate bonds aided the fund. Results also benefited from the fund's resilience during several brief market declines.

The second half of the fiscal year proved to be more difficult. The fund had a total return of 5.1% compared with 15.1% for the S&P 500. A narrow group of highly valued companies provided much of the stock market's strength. Microsoft, General Electric, Lucent Technologies, Wal-Mart Stores and Coca-Cola, among the market's leaders during this period, pay low or no dividends. Indeed, for the seven months ended July 31, the lowest yielding stocks had the greatest price increases. No-yield stocks were up over 39% on average and stocks that yielded 0% to 1% rose 24.8%. In contrast, stocks yielding 3% or more (candidates for IFA's portfolio) were up only 6.2%. (See charts below.)


Returns for the S&P 500 by Yield Sector (12/31/97 to 7/31/98)
[begin bar chart]

Yield Sectors         Return

0%                    39.4%
>0% - 1.0%            24.8%
1.0% - 2.0%           10.3%
2.0% - 3.0%           11.6%
>3.0%                 6.2%

[end chart]
Source: Prudential Securities Quantitative Monthly


[begin pie chart]
S&P 500 by Yield Sector as of July 31, 1998

Yield Sector       Percent of Total
0%                 12.4
0-1%               27.6
1-2%               31.7
2-3%               19.6
>3%                8.7

[end chart]
IFA'S CURRENT PORTFOLIO


It was a difficult year for some of the companies in IFA's portfolio, in large part related to troubles caused by events outside the United States.

ENERGY COMPANIES, the fund's largest industry holding at 8.7% of net assets (down from 9.9% a year ago), delivered particularly poor returns* as a result of decreased demand for oil and gas in Asia. With the price of oil falling from about $18 a barrel in late 1997 to about $14 as of July 31, stock prices weakened. While some stocks still contributed positive total returns, two of our largest holdings - Atlantic Richfield and Amoco - dropped about 6% each. After IFA's fiscal year-end, British Petroleum announced its intention to acquire Amoco in a $48.2 billion merger, and the stock rose sharply. Over the long term, we expect the economies of Asia to revive and the prices of oil and gas holdings to rise. Meanwhile, the industry continues to restructure, and the stocks are paying above-average dividends while we wait.

*Return to the fund reflects monthly changes in size of holdings and dividends received and also price changes from the beginning to the end of the fiscal year. It assumes any net proceeds are reinvested at a 5% short-term rate.

FOREST PRODUCTS & PAPER (1.7% of net assets, down from 2.3% a year ago) was another global industry hurt as Asian buying evaporated. Union Camp and Weyerhaeuser both had negative returns of about 30%. However, we believe that over time Asia's paper imports will continue to grow at a higher rate than the more mature markets of North America. Consolidation trends and improving productivity add to the long-term attractiveness of these holdings.

Several groups had a positive impact on the fund's results.

ELECTRIC & GAS UTILITIES increased to 8.1% of the portfolio from 7.2% a year ago. These holdings contributed substantially to the fund's results. They did so because long-term bonds were strong - stock prices of U.S. utilities often parallel bond prices due to their competitive yields. Favorable federal and state rulings on deregulation also helped total returns of these stocks. Consolidated Edison (up 27%) and DTE Energy (up 35%) benefited from agreements or anticipated settlements with state regulators. United Kingdom-based utilities also contributed. Thames Water, yielding 3.7%, was up 37%. United Utilities, yielding 4.5%, rose 28%.

BANK HOLDINGS (8.0% of net assets, up from 7.7% a year ago) helped as cost-cutting and consolidation continued. First Union, the fund's largest equity position at 2.5% of total assets, generated a 62% return including the impact of the merger with CoreStates Financial. National Bank of Canada was up 34%. Banks with more international exposure, such as J.P. Morgan and Bankers Trust, were under pressure from concerns about Asia but still provided positive returns.

TELECOMMUNICATIONS (6.3% of net assets, up from 5.2% a year earlier) also enhanced the fund's returns. These companies typically provide solid dividends. Moreover, returns have been spurred by major merger and joint venture announcements and strong earnings growth within the past 12 months. Among the big contributors were U S WEST, the fund's fourth-largest holding, up 41% because of strong earnings growth, and AT&T (up 54%), which announced the acquisition of the largest U.S. cable television company, Tele-Communications, as well as a global alliance with British Telecom.

FIXED-INCOME SECURITIES (including bonds, cash and cash equivalents) rose to 40.5% of the portfolio, up from 37.9% a year ago. Our fixed-income investments made a solid contribution to yield and helped total return. U.S. government bonds have been viewed as a safe haven during the Asian crisis and the more recent market turmoil in Latin America and Russia. High-yielding, higher risk corporate bonds, which now make up about 12% of the total portfolio, were also generally strong for the fiscal year although they have weakened recently in response to market uncertainty.


THE 25TH YEAR OF IFA'S INCOME APPROACH

As we write to you, we are entering the 25th year that The Income Fund of America has been managed by Capital Research and Management Company. Over that period, we have consistently provided above-average income, steady long-term growth exceeding inflation, and a measure of resistance to market declines. We will make every effort to build on this strong record in the future. The feature article beginning on page 6 focuses on how we are attempting to construct a sensible portfolio for today's low-yielding, volatile market.

We appreciate your support and urge you to continue to approach your investment with a long-term view.

/s/Walter P. Stern                 /s/Janet A. McKinley
Walter P. Stern                    Janet A. McKinley

Chairman of the Board              President
September 16, 1998


FOLLOWING THE COURSE OF AN INVESTMENT IN IFA

Here's how a $10,000 investment in IFA grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 1998, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $245,553 with all distributions reinvested, an average increase of 13.9% a year.

The IFA figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, sales charges are lower for accounts of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

The fund's 30-day yield as of August 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 5.05%.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.


AVERAGE ANNUAL COMPOUND RETURNS*
                    Periods Ended

                July 31,           June 30,
                1998               1998
Ten years       +13.06%            +13.25%
Five years      +12.81             +13.19
One year        4.94               +11.35

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.



HOW A $10,000 INVESTMENT HAS GROWN
[begin mountain chart]

Year ended July 31         1974 #        1975          1976          1977          1978

VALUE OF DIVIDENDS

Dividends in Cash          $344          735           860           780           842

Dividends Reinvested       $347          785           998           969           1,117

VALUE OF INVESTMENT

Dividends in Cash          $8,767        10,141        12,155        12,701        12,584

Dividends Reinvested       $9,088        11,391        14,751        16,392        17,404

IFA TOTAL RETURN           (9.1)%        25.3          29.5          11.1          6.2



Year ended July 31         1979          1980          1981          1982          1983

VALUE OF DIVIDENDS

Dividends in Cash          936           952           1,047         1,202         1,280

Dividends Reinvested       1,333         1,463         1,743         2,187         2,549

VALUE OF INVESTMENT

Dividends in Cash          12,693        12,490        12,818        12,256        16,112

Dividends Reinvested       18,921        20,162        22,485        23,664        33,685

IFA TOTAL RETURN           8.7           6.6           11.5          5.2           42.3



Year ended July 31         1984          1985          1986          1987          1988

VALUE OF DIVIDENDS

Dividends in Cash          1,344         4,438         1,550         1,636         1,543

Dividends Reinvested       2,896         3,365         3,909         4,431         4,479

VALUE OF INVESTMENT

Dividends in Cash          15,738        19,443        21,668        23,568        22,341

Dividends Reinvested       35,722        47,677        57,148        66,674        67,816

IFA TOTAL RETURN           6.0           33.5          19.9          16.7          1.7



Year ended July 31         1989          1990          1991          1992          1993

VALUE OF DIVIDENDS

Dividends in Cash          1,711         1,578         1,764         1,715         1,713

Dividends Reinvested       5,338         5,269         6,311         6,578         6,995

VALUE OF INVESTMENT

Dividends in Cash          25,644        24,351        25,390        28,370        29,917

Dividends Reinvested       83,702        84,643        95,050        113,242       126,686

IFA TOTAL RETURN           23.4          1.1           12.3          19.1          11.9



Year ended July 31         1994          1995          1996          1997          1998

VALUE OF DIVIDENDS

Dividends in Cash          1,726         1,751         1,766         1,968         1,959

Dividends Reinvested       7,471         8,046         8,581         10,075        10,531

VALUE OF INVESTMENT

Dividends in Cash          28,788        31,571        34,007        41,731        44,436

Dividends Reinvested       129,177       150,385       170,626       220,586       245,553

IFA TOTAL RETURN           2.0           16.4          13.5          29.3          11.3


Year Ended July 31   STANDARD & POOR'S 500          LEHMAN BROS.
                     COMPOSITE INDEX with           AGGREGATE BOND
                     dividends reinvested           INDEX/2/ with interest
                                                    compounded

11/20/73             $10,000                        $10,000

1974                 8,505                          9,378

1975                 9,979                          10,580

1976                 12,102                         11,871

1977                 12,077                         13,189

1978                 12,957                         13,474

1979                 14,101                         14,373

1980                 17,437                         14,602

1981                 19,692                         13,871

1982                 17,056                         16,720

1983                 27,194                         20,383

1984                 26,380                         22,154

1985                 34,935                         27,452

1986                 44,861                         33,353

1987                 62,488                         34,859

1988                 55,203                         37,497

1989                 72,798                         43,200

1990                 77,462                         46,253

1991                 87,330                         51,204

1992                 98,509                         58,770

1993                 107,097                        64,746

1994                 112,593                        64,807

1995                 141,929                        71,358

1996                 165,356                        75,311

1997                 251,525                        83,417

1998                 299,970                        89,980

[end chart]

$299,970
Standard & Poor's 500 Composite Index with dividends reinvested

$245,553/1/
IFA with dividends reinvested

$89,980 Lehman Bros. Aggregate Bond Index/2/ with interest compounded

$44,436/3/
IFA not including dividends

$10,000
original investment

Average annual compound return for 24-1/2 years
13.9%

#For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser), through July 31, 1974.

/1/Includes reinvested dividends of $107,766 and reinvested capital gain distributions of $47,736. From April 1990 to September 1994 the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends ex- but not yet paid. After this period, quarterly dividends were resumed.

/2/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 1998, the Lehman Brothers Aggregate Bond Index was used.

/3/Includes capital gain distributions of $11,913 but does not reflect income dividends of $34,140 taken in cash.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.



HOW IFA CAREFULLY BUILDS ITS PORTFOLIO

YOUR FUND'S GOALS ARE SIMPLE: GENERATE INCOME. PARTICIPATE IN RISING STOCK MARKETS. HELP PROTECT INVESTORS IN MARKET DOWNTURNS. HERE'S HOW IFA ATTEMPTS TO DO THAT.

Investors usually have basic goals. They want to invest for retirement or to send a child to college. They don't want to lose money. They don't want to see their nest egg eroded by inflation. They want to participate in a strong market but don't want their fund shares to fall too far in a market correction.

The Income Fund of America was designed for these cautious, conservative investors, who aren't looking for excitement. "We hope to provide above-average income and a reasonably stable, growing investment," says Janet McKinley, president of IFA. "Our first rule is: Do your best not to lose people's money."

Although that objective sounds simple, attempting to achieve the goals of stability and prudent growth is a complicated process. Supported by painstaking research, the fund invests in a diversified mix of stocks that offer above-average dividends, convertible securities (bonds that are convertible into stocks) and carefully selected investment-grade and high-yield bonds. These investments have produced a continual flow of dividends and interest payments and, in many periods, capital appreciation. High-yield stocks are the largest part of the portfolio; bonds add income and a measure of stability.


FINDING HIGH-YIELD STOCKS IN A LOW-YIELD MARKET

In today's market, with dividend yields at historic lows, finding a successful company that offers solid growth potential and also provides a high enough dividend is a daunting task. "We're fishing in a very small pond," says Janet. Take, for example, the unmanaged Standard & Poor's 500 Stock Composite Index, which measures the stocks of 500 large U.S. companies and is widely used as a benchmark for stock investors. Generally, IFA seeks to buy companies that provide a yield of at least 3%. As of July 31, 1998, only 8.7% of the companies in the S&P 500 had a yield of 3% or more. The yield of the S&P 500 was only 1.4%; IFA's dividend rate was 4.2%.

To find high-yielding stocks, the fund's portfolio counselors and analysts often seek out companies in out-of-favor industries selling below their long-term potential because of temporary problems. "But just because a company has a high yield doesn't make it a good investment," says Janet. "Our job is to sift through all these companies and figure out which ones we believe are going to offer decent value over the long term. These days, it's a little like panning for gold. How many pans of gravel and dirt do you have to go through before you find one little piece of gold?"

[Begin Sidebar]
[Photo:  Lecerf Family]
A FUND FOR CAUTIOUS EQUITY INVESTORS: THE LECERF FAMILY OF FARMINGTON HILLS, MICHIGAN

Olivier and Diane Lecerf both have graduate business degrees from the University of Michigan, but they prefer to entrust their assets to investment professionals. They are cautious about the stock market, so they use IFA as an anchor for a diversified collection of American Funds. The Lecerfs started investing in IFA eight years ago to create a college fund for their two children, Danielle, 9, and Marc, 7. "We consider the monthly investment for our children's college fund the same as a mortgage payment," says Diane. Olivier is director of engineering for an automobile seat company and Diane is a business consultant. For fun, the family sails on the Great Lakes and goes bicycling. [End Sidebar]


[Begin Sidebar]
[Photo:  Mr. Black and college freshmen]
USING IFA TO PROVIDE SCHOLARSHIPS FOR COLLEGE FRESHMEN IN PASO ROBLES,
CALIFORNIA

Cullen S. Black, a retired educator, started a college scholarship fund in honor of his late wife, Kathleen, who taught in the Paso Robles school system. This fall eight new college students who graduated from Paso Robles High are using scholarship money to help pay for their freshman year. Cullen spent 15 years saving money to start the fund. "I remember how hard it was to scrape up money to go to college when I was young" says Cullen, who recalls having to sleep on his sister's couch to save on rent. Cullen worked with a local financial adviser to establish the fund, and they chose to invest in IFA because it has produced above-average dividends that can be used to fund scholarships. The scholarships are awarded on the basis of financial need, citizenship, volunteerism and academic performance. Cullen poses with four 1998 scholarship recipients attending colleges in California and Colorado.
[End Sidebar]

That's where the in-depth research practiced by Capital Research and Management Company, IFA's investment adviser, comes into play. "Often these companies have high yields because their share prices have fallen in response to bad short-term news or total confusion about the company or its industry," says Janet. "It doesn't feel good to invest under these circumstances. You have to be convinced from your research that the company will recover. You have to be able to look farther out to see where the company will be in three or five years."


BUYING COMPANIES THAT ARE OUT OF FAVOR

Pharmaceutical companies provide an example of IFA's strategy of buying out-of-favor companies at above-average yields, says Stephen Bepler, an IFA portfolio counselor based in New York. Beginning in 1991 and continuing through 1993, many pharmaceutical stocks suffered sharp price declines and reached record high yields because of concerns about the financial impact of health care reform. Based on our analysts' conclusion that investors had overreacted, IFA began building a large position in pharmaceutical stocks in 1993 when the stocks' relative yields sharply increased. (See chart on page 9.) Many stocks recovered within a year. As prices continued to rise and yields declined, IFA began selling shares in 1996 and continued selling in 1997 and 1998 when they no longer met the fund's income requirements. "Pharmaceutical stocks did very, very well for IFA," Steve says.

All through its history, IFA has followed a strategy of buying out-of-favor companies with above-average relative yields. In the 1970s, the fund invested in cyclical companies whose fortunes were closely tied to the economy; in the 1980s, telephone companies provided a good investment opportunity, and in the early 1990s it was bank stocks. Over the past year, the fund has concentrated on building positions in energy companies, a variety of basic industries, utilities and automakers. Some of these investments have helped near-term results and some have hurt, but they all meet the fund's longer term objectives.


INVESTING FOR INCOME OUTSIDE THE U.S.

Since there have been fewer and fewer opportunities to buy high-yield stocks in the United States, IFA has increased its efforts to find opportunities outside the country on a limited basis. (The fund can invest up to 15% of its assets in non-U.S. equities and is currently at around 10%.) Dina Perry, an IFA portfolio counselor based in Washington, D.C., has invested in Australian banks and retailers that she believes are "solid companies with above-average yields." A number of significant overseas investments are in companies that are based in the United Kingdom but do business globally, such as British Telecom and Glaxo Wellcome, a British pharmaceutical firm. "Recently, we've seen better opportunities overseas," says Dina.


CONVERTIBLE SECURITIES PROVIDE INCOME WITH LESS VOLATILITY

Convertible bonds and convertible preferred stock are hybrids - part bond and part stock. As bonds, they provide a regular fixed-income stream, usually at a yield lower than conventional bonds of the same company but higher than dividends on the company's common stock. Because they can be converted into stocks, they offer potential for appreciation and a way to cash in on the issuing company's business success.
These securities are convertible into common stock at a predetermined price. According to Hilda Applbaum, an IFA investment analyst who specializes in convertible securities, the conversion price at issuance can be as low as 10% or as high as 70% over the common stock's price. About 7% of the fund's assets is invested in convertible securities.


[Begin Sidebar]
WHEN YIELDS ROSE, IFA BOUGHT DRUG STOCKS

IFA added pharmaceutical stocks when their prices declined and their dividend yields rose. It began to sell once the market recognized their value and relative yields declined.

[begin line graph]
Relative Price and Dividend Yield*

               Stock Price Relative    Dividend Yield
               to the S&P 500          Relative to
                                       the S&P 500
7/91           100.0                   100.0
7/92           100.5                   125.4
7/93           64.6                    196.7
7/94           64.3                    193.9
7/95           85.4                    154.3
7/96           98.3                    143.6
7/97           109.8                   143.8
7/98           132.8                   135.1

* Source: FactSet Research Systems, Inc.
[end chart]


Percent of IFA's Assets in Drug Stocks
[begin bar chart]

Years ended        Percent of
7/31               Assets
1991               0.00%
1992               0.37%
1993               4.04%
1994               5.91%
1995               6.73%
1996               5.14%
1997               2.95%
1998               2.45%

[end chart]


THE FUND HAS NEVER EXPERIENCED A LOSING FISCAL YEAR UNDER CAPITAL RESEARCH'S STEWARDSHIP.

"Convertible securities allow IFA to invest in companies that are well regarded by Capital Research analysts but whose dividends are too low for the stock to be eligible for the fund," Hilda says. An example is an unusual convertible security issued by Houston Industries, a Texas utility. Instead of its own stock, the Houston security is convertible into shares of Time Warner, a leading media and entertainment company that is well-liked by Capital Research analysts. Houston Industries sold some assets to Time Warner and in exchange received shares of Time Warner stock. Houston Industries decided that the most tax-efficient way to sell the Time Warner stock was through a convertible security. "It provides a current yield of 7% and participation in Time Warner stock," Hilda says.


IFA'S FIXED-INCOME INVESTMENTS SEEK TO OFFER YIELD AND STABILITY

IFA's holdings in investment-grade bonds, government-agency securities and mortgage-backed bonds help provide income and stability. "We have generated good income, which is especially important for IFA when it's difficult to find stocks with high yields," says Abner Goldstine, an IFA portfolio counselor.

High-yield corporate bonds, which currently constitute about 12% of the fund's portfolio, play a key role in delivering both yield and total return, says David Barclay, an IFA portfolio counselor who specializes in these higher risk bonds. High-yield bonds are issued with a rating lower than "investment grade," which well-known blue chip companies typically carry. Sometimes the companies are relatively new and don't have the record of sales and earnings that ratings agencies require to merit an investment-grade rating. Other companies paying a high yield today once had investment-grade ratings but were downgraded when they ran into earnings problems or because they piled up too much debt.

IFA's portfolio counselors and analysts delve deeply into a company before they decide to buy a high-yield bond. They meet with a company's top managers and talk to competitors, customers and suppliers. They study its cash flow and expenditures and ask about future plans. They want to determine whether the company can meet its interest payments and if its bonds have the potential to be upgraded to investment grade, in which case they are likely to rise in value.


THE IMPORTANCE OF A CAREFUL STRATEGY

By looking carefully at a wide variety of securities - dividend-paying stocks, high-quality and high-yield bonds, and convertible securities - IFA's portfolio counselors believe they have created a portfolio for conservative investors. What has this careful strategy meant to IFA shareholders? We can't predict the future, but we can examine the past. Over the 24-1/2 years that the fund has been managed by Capital Research, IFA has produced an annual compound return of 14.1%, just a shade below the 14.8% of the S&P 500 Index. Meanwhile, IFA has provided a downside cushion in volatile markets. In the five largest stock market declines* in IFA's lifetime, the fund did better than the market every time and produced positive returns in two of the five declines.

The fund has also produced an investment return more than triple that of the bond market as measured by the unmanaged Lehman Brothers Aggregate Bond Index. Finally, IFA has never experienced a losing fiscal year under Capital Research's stewardship. That's what professional management at The Income Fund of America is all about.

*Stock market declines are defined as exceeding 15% in downward price change.

[Begin Sidebar]
[Photo:  Marjorie Treadway]
TAKING INCOME FROM AN IFA INVESTMENT IN CLEARWATER, FLORIDA

Marjorie Treadway, a Clearwater retiree, made her one investment in IFA in the early 1970s - and she didn't add to or subtract from it until recently. Today she uses her IFA investment as a monthly supplement to her retirement income. Looking back, she wishes she had invested regularly all along. "I got off to an early start," she recalls. "It's proved to be a good investment. I would have done even better if I had added to it regularly." Marjorie has been a Clearwater resident for 30 years. "I love the beautiful beaches, the intercoastal waterway and Tampa Bay." She spent many of her working years as a tour director for senior citizens on trips around the U.S. Today she plays golf, gardens and volunteers to help serve lunches to shut-in seniors.
[End Sidebar]

THE INCOME FUND OF AMERICA AT A GLANCE

RESULTS AT A GLANCE (with dividends reinvested or interest compounded)

                                                                 Total Returns for Periods Ended
                                                                 July 31, 1998
                                                                 12 Months       10 Years       Lifetime/1/
The Income Fund of America                                       +11.3%          +262.1%        +2,506.1%
Standard & Poor's 500 Stock Composite Index                      +19.3           +443.4         +2,899.7
Salomon Smith Barney Long-Term High-Yield Bond Index             +12.7           +223.7         -
Lehman Brothers Aggregate Bond Index/2/                          +7.9            +140.0         +799.8
Consumer Price Index (inflation)/3/                              +1.7            +37.7          +255.6
Average Savings Institution4                                     +4.2            +61.6          +380.9

/1/Since December 1, 1973, when Capital Research and Management Company became IFA's investment adviser.

/2/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates.


GROWTH OF ONE SHARE through July 31, 1998

                                                    With Capital Gains Reinvested
                                                    and Income Dividends:
                                                    Taken            Reinvested in              Value of
Year Ended July 31          Net Asset Value         in Cash          Additional Shares          Investment**
1974*                       $11.23                  $.44             $.44                       $11.65
1975                        12.99                   .94              1.01                       14.59
1976                        15.57                   1.10             1.28                       18.89
1977                        16.27                   1.00             1.25                       21.00
1978                        8.06***                 .78              1.43                       22.31
1979                        8.13                    .60              1.71                       24.25
1980                        8.00                    .61              1.89                       25.86
1981                        8.21                    .67              2.24                       28.84
1982                        7.85                    .77              2.81                       30.36
1983                        10.32                   .82              3.27                       43.21
1984                        9.77                    .84              3.71                       45.81
1985                        11.68                   .87              4.32                       61.13
1986                        12.11                   .88              5.01                       73.27
1987                        12.54                   .88              5.68                       85.47
1988                        11.50                   .80              5.74                       86.95
1989                        13.20                   .88              6.85                       107.33
1990                        12.11                   .80              6.76                       107.91
1991                        12.54                   .88              8.09                       121.09
1992                        13.94                   .85              8.43                       144.39
1993                        14.47                   .84              8.96                       161.56
1994                        13.59                   .83              9.57                       164.66
1995                        14.92                   .83              10.31                      192.77
1996                        15.89                   .83              11.00                      218.73
1997                        18.59                   .90              12.91                      282.74
1998                        18.25                   .82              13.50                      314.72
Total                                               $20.46           $138.17

*For the period December 1, 1973, when Capital Research and Management Company became IFA's investment adviser, through July 31, 1974.
**Assumes all dividends and capital gains reinvested.
***Stock split in February 1978.


ASSET MIX COMPARISON at July 31 fiscal year-end


FISCAL 1998

[begin pie chart]
INVESTMENT PORTFOLIO                            PERCENT OF
                                                NET ASSETS

U.S. Equity Securities/+/                         48.9%
Non-U.S. Equity Securities                        10.6
Government Bonds                                   7.4
Other Fixed-Income Securities                     19.8
Cash & Equivalents                                13.3

/+/Also includes 0.2% in Canadian equities that are part of the S&P 500.
[end pie chart]


FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS

Energy Sources                                     8.7%
Utilities:  Electric & Gas                         8.1
Banking                                            8.0
Telecommunications                                 6.3
Insurance                                          3.9

TEN LARGEST EQUITY HOLDINGS

First Union                                        2.5%
Atlantic Richfield                                 2.1
Chrysler                                           1.9
U S WEST                                           1.6
J.C. Penney                                        1.6
Texaco                                             1.5
AT&T                                               1.4
Ford Motor                                         1.3
Phillips Petroleum                                 1.2
Amoco                                              1.0


FISCAL 1997

[begin pie chart]
INVESTMENT PORTFOLIO

U.S. Equity Securities /++/                       52.7%
Non-U.S. Equity Securities                         9.4
Government Bonds                                   9.0
Other Fixed-Income Securities                     17.4
Cash & Equivalents                                11.5

/++/Also includes 0.3% in Canadian equities that are part of the S&P 500.
[end pie chart]


FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS

Energy Sources                                     9.9%
Banking                                            7.7
Utilities:  Electric & Gas                         7.2
Telecommunications                                 5.2
Insurance                                          4.6

TEN LARGEST EQUITY HOLDINGS

Atlantic Richfield                                 2.4%
J.C. Penney                                        1.6
Chrysler                                           1.6
Texaco                                             1.5
USX-Marathon                                       1.4
U S WEST Communications Group                      1.4
CoreStates Financial                               1.3
Amoco                                              1.2
AT&T                                               1.1
Phillips Petroleum                                 1.0



The Income Fund of America Investment Portfolio July 31, 1998
                                                                                     Shares or        Market   Percent
                                                                                     Principal         Value   of Net
Equity Securities                                                                       Amount         (000)   Assets

Energy Sources - 8.73%
Atlantic Richfield Co.                                                                 6,700,000       453,925     2.05
Texaco Inc.                                                                            5,325,000       323,827     1.46
Phillips Petroleum Co.                                                                 5,828,500       257,547     1.16
Amoco Corp.                                                                            5,450,000       227,538     1.03
USX-Marathon Group                                                                     4,100,000       139,912      .63
Sun Co., Inc.                                                                          3,232,000       120,998      .55
Occidental Petroleum Corp.                                                             4,200,000        93,450      .42
Exxon Corp.                                                                            1,000,000        70,125      .32
Mobil Corp.                                                                              900,000        62,775      .28
Unocal Capital Trust $3.125 convertible preferred                                      1,040,000        54,080      .25
Ultramar Diamond Shamrock Corp.                                                        1,750,000        45,828      .21
Ashland Inc.                                                                             570,000        29,569      .13
Chevron Corp.                                                                            320,000        26,440      .12
Loews Corp. 3.125% convertible debentures 2007                                      $15,000,000         12,984      .06
CalEnergy Capital Trust II 6.25% convertible preferred 2012                              270,000        12,352      .06
                                                                                                     1,931,350     8.73

Utilities: Electric & Gas - 8.13%
MarketSpan Corp.                                                                       5,910,000       162,894      .74
Florida Progress Corp.                                                                 3,685,000       143,254      .65
DTE Energy Co.                                                                         3,350,000       134,419      .61
Wisconsin Energy Corp.                                                                 4,310,000       122,566      .55
Consolidated Edison, Inc.                                                              2,700,000       114,244      .52
Ameren Corp.                                                                           2,407,500        91,034      .41
Scottish Power PLC                                                                     7,200,000        69,764      .31
PECO Energy Co.                                                                        2,300,000        68,856      .31
SCANA Corp.                                                                            2,315,000        66,701      .30
MCN Energy Group Inc.                                                                  2,550,000        63,272      .29
BEC Energy (formerly Boston Edison Co.)                                                1,600,000        61,200      .28
Carolina Power & Light Co.                                                             1,500,000        61,031      .28
Sempra Energy                                                                          2,366,938        59,617      .27
Peoples Energy Corp.                                                                   1,585,000        55,475      .25
Entergy Corp.                                                                          2,000,000        54,750      .25
Southern Co.                                                                           2,000,000        51,000      .23
National Power PLC                                                                     4,580,000        38,732      .17
Equitable Resources, Inc.                                                              1,500,000        36,938      .17
Southern Electric PLC                                                                  3,692,307        33,576      .15
GPU, Inc.                                                                                840,400        30,044      .13
Duke Energy Corp.                                                                        500,000        28,563      .13
Consolidated Natural Gas Co.                                                             530,000        27,394      .12
New Jersey Resources Corp.                                                               750,000        25,688      .12
DQE, Inc.                                                                                730,000        25,459      .11
OGE Energy Corp.                                                                         950,000        24,759      .11
TECO Energy, Inc.                                                                        934,300        23,708      .11
AGL Resources Inc.                                                                     1,240,000        23,328      .10
Puget Sound Energy, Inc.                                                                 900,000        22,781      .10
MDU Resources Group, Inc.                                                                600,000        13,613      .06
El Paso Natural Gas Co.                                                                  380,000        12,920      .06
South Jersey Industries, Inc.                                                            500,000        12,906      .06
Citizens Utilities Trust 5.00% EPPICS convertible preferred 2036                         250,000        10,984      .05
Western Resources, Inc.                                                                  275,000        10,725      .05
DPL Inc.                                                                                 600,000        10,238      .05
WICOR, Inc.                                                                              266,400         5,711      .03
                                                                                                     1,798,144     8.13
Banking - 8.01%
First Union Corp.                                                                      9,145,100       550,992     2.49
Bankers Trust New York Corp.                                                           1,755,200       196,692      .89
SB Treasury Company LLC, Series A, 9.40% noncumulative
preferred securities, perpetual (1)                                                  134,000,000       134,399      .61
National Bank of Canada                                                                5,700,000       102,183      .46
Commonwealth Bank of Australia                                                         7,949,978        99,248      .45
Westpac Banking Corp.                                                                 14,886,411        94,143      .43
J.P. Morgan & Co. Inc.                                                                   650,000        81,900      .37
PNC Bank Corp.                                                                         1,300,000        70,119      .32
First Hawaiian Bank (2)                                                                1,900,000        62,937      .29
KeyCorp                                                                                1,800,000        61,200      .28
Banc One Corp.                                                                         1,140,700        58,960      .27
Bank of Nova Scotia                                                                    2,400,000        53,900      .24
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (1)          50,500,000        46,965      .21
First Security Corp.                                                                   1,590,000        34,930      .16
Keystone Financial, Inc.                                                               1,000,000        33,438      .15
Bank of New York Co., Inc.                                                               500,000        32,000      .14
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
securities, perpetual (1)                                                             19,000,000        16,530      .07
NB Capital Corp. 8.35% exchangeable depositary shares                                    520,000        13,554      .06
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative
 preferred securities, perpetual (1)                                                  13,000,000        12,060      .05
California Federal Bank, FSB 11.50% preferred                                            100,000        11,375      .05
Banco Nacional de Mexico, SA 11.00% exchangeable notes 2003 (1)                      $4,175,000          4,259      .02
                                                                                                     1,771,784     8.01

Telecommunications - 6.29%
U S WEST, Inc.                                                                         6,800,000       362,950     1.64
AT&T Corp.                                                                             4,950,000       300,094     1.36
Ameritech Corp.                                                                        3,650,800       179,574      .81
British Telecommunications PLC                                                        11,280,000       163,348      .74
Hong Kong Telecommunications Ltd.                                                     73,954,916       139,361      .63
Bell Atlantic Corp.                                                                    2,200,000        99,825      .45
Telecom Italia SpA nonconvertible savings shares                                       5,000,000        29,484      .14
Telecom Corp. of New Zealand Ltd.                                                      9,647,600        23,938      .11
NTL Inc. 7.00% convertible debentures 2008 (1)                                      $15,000,000         22,425      .10
SBC Communications Inc. 7.75% DECS exchangeable notes 2001                               463,000        21,877      .10
France Telecom, SA                                                                       260,000        17,710      .08
Koninklijke PTT Nederland NV                                                             330,000        14,472      .07
Deutsche Telekom AG                                                                      201,500         5,866      .03
NEXTEL Communications, Inc., Class A (3)                                                 111,547         2,987
NEXTEL Communications, Inc. warrants, expire 1999 (3,4)                                   51,912           124      .01
Comunicacion Celular SA, Class B, warrants, expire 2003 (1,3)                             31,000         2,108      .01
COLT Telecom Group PLC warrants, expire 2006 (1,3)                                         5,000         1,600      .01
Orion Network Systems, Inc. warrants, expire 2007 (3)                                     61,000         1,075      .00
Cellular Communications International, Inc. warrants, expire 2003 (3)                     24,500           857      .00
Iridium World Communications Ltd. warrants, expire 2005 (1,3)                              4,000           740      .00
CellNet Data Systems, Inc. warrants, expire 2007 (1,3)                                    15,450           464      .00
Allegiance Telecom, Inc. warrants, expire 2008 (1,3)                                      20,000           400      .00
ICG Holdings, Inc. warrants, expire 2005 (1,3)                                            19,800           376      .00
McCaw International, Ltd. warrants, expire 2007 (1,3)                                     31,500           118      .00
Conecel Holdings Ltd., Class B, warrants, expire 2000 (1,3,4)                             39,825            60      .00
                                                                                                     1,391,833     6.29

Insurance - 3.89%
Lincoln National Corp.                                                                 1,970,000       188,628      .85
American General Corp.                                                                 2,664,200       181,998      .82
Italy (Republic of) 5.00% PENs 2001 (exchangeable into INA SpA)                       84,000,000       156,240      .71
St. Paul Companies, Inc.                                                               2,560,000        92,640
St. Paul Capital LLC 6.00% MIPS convertible preferred                                    190,000        12,160      .48
Ohio Casualty Corp. (2)                                                                2,280,000        97,185      .44
Aetna Inc., Class C, 6.25% convertible preferred                                         886,000        60,912      .28
MediaOne Group, Inc. (formerly U S WEST, Inc.) 7.625%
 DECS exchangeable notes 1998                                                            433,300        23,073      .10
PMI Group, Inc.                                                                          303,000        20,528      .09
Mutual Risk Management Ltd. 0% convertible debentures 2015 (1)                      $22,000,000         17,930      .08
CIGNA Corp.                                                                              120,200         7,941      .04
                                                                                                       859,235     3.89

Automobiles - 3.44%
Chrysler Corp.                                                                         7,045,000       416,976     1.89
Ford Motor Co.                                                                         5,018,300       285,729     1.29
General Motors Corp.                                                                     800,000        57,850      .26
                                                                                                       760,555     3.44

Health & Personal Care - 2.45%
Glaxo Wellcome PLC                                                                     6,270,000       193,263      .87
Pharmacia & Upjohn, Inc.                                                               2,900,000       137,388      .62
Bristol-Myers Squibb Co.                                                                 815,000        92,859      .42
American Home Products Corp.                                                             800,000        41,200      .19
Eli Lilly and Co.                                                                        600,000        40,350      .18
Dura Pharmaceuticals, Inc. 3.50% convertible subordinated notes 2002                $25,000,000         21,500      .10
Sepracor Inc. 6.25% convertible subordinated debentures 2005 (1)                     $7,350,000         10,106      .05
Glycomed Inc. 7.50% convertible debentures 2003                                      $5,000,000          4,550      .02
                                                                                                       541,216     2.45

Merchandising - 2.22%
J.C. Penney Co., Inc.                                                                  6,000,000       352,125     1.59
Coles Myer Ltd.                                                                       17,400,700        65,011      .29
Thorn PLC                                                                              8,873,042        35,346      .16
PETsMart, Inc. 6.75% convertible subordinated notes 2004 (1)                        $17,500,000         21,110      .10
Staples, Inc. 4.50% convertible debentures 2000 (1)                                  $7,500,000         17,025      .08
                                                                                                       490,617     2.22

Beverages & Tobacco - 1.93%
Philip Morris Companies Inc.                                                           4,200,000       184,012      .83
RJR Nabisco Holdings Corp.                                                             3,300,000        80,644      .37
Southcorp Ltd. (formerly Southcorp Holdings Ltd.)                                     24,318,000        65,445      .30
UST Inc.                                                                               1,400,000        37,800      .17
Imperial Tobacco Ltd.                                                                  4,000,000        33,795      .15
Gallaher Group PLC                                                                     3,800,000        24,257      .11
                                                                                                       425,953     1.93

Forest Products & Paper - 1.72%
Weyerhaeuser Co.                                                                       3,200,000       134,400      .61
Union Camp Corp.                                                                       1,810,000        76,812      .35
UPM-Kymmene Corp.                                                                      2,000,000        51,043      .23
Potlatch  Corp.                                                                        1,200,000        45,825      .21
APP Finance (VI) Mauritius Ltd. 0% convertible preferred 2012                      $144,000,000         27,360      .12
Georgia-Pacific Corp., Timber Group                                                    1,200,000        26,925      .12
Stora Kopparbergs Bergslags AB, Class B                                                1,250,000        17,463      .08
                                                                                                       379,828     1.72

Business & Public Services - 1.55%
United Utilities PLC                                                                   5,240,000        76,266      .34
Thames Water PLC                                                                       2,500,000        45,713      .21
Alexander & Baldwin, Inc.                                                              1,375,000        33,988      .15
Browning-Ferris Industries, Inc.                                                         942,500        33,164      .15
Budget Group, Inc. 6.25% TIDES convertible preferred 2005 (1)                            600,000        32,700      .15
Hyder PLC                                                                              1,875,000        30,902      .14
Tenet Healthcare Corp. 6.00% exchangeable notes 2005                                $25,000,000         21,563      .10
Moore Corp. Ltd.                                                                       1,900,000        20,425      .09
Omnicom Group Inc. 4.25% convertible debentures 2007 (1)                            $11,000,000         19,360      .09
Integrated Health Services, Inc.                                                         280,000         8,680      .04
TNT Post Groep NV                                                                        330,000         7,894      .04
IKON Office Solutions, Inc. $5.04 ACES convertible preferred 1998                        200,000         5,450      .03
Nationwide Health Properties Inc., Series A, 7.677% preferred cumulative
step-up premium rate                                                                      50,000         4,786      .02
Unisource Worldwide, Inc.                                                                100,000           925      .00
                                                                                                       341,816     1.55

Chemicals - 1.49%
Dow Chemical Co.                                                                       1,604,200       145,581      .66
Imperial Chemical Industries PLC (American Depositary Receipts)                        2,050,000       107,497      .49
E.I. du Pont de Nemours and Co.                                                          500,000        31,000      .14
Witco Corp.                                                                            1,002,000        24,173      .11
DSM NV                                                                                   210,000        21,454      .09
                                                                                                       329,705     1.49

Real Estate - 1.36%
Boston Properties, Inc.                                                                2,634,600        85,131      .39
Equity Residential Properties Trust                                                    1,190,000        49,980
Equity Residential Properties Trust, Series G, 7.25% convertible preferred               545,000        12,739      .28
Prologis Trust, Series D, 7.92% preferred                                              1,080,000        26,325      .12
CarrAmerica Realty Corp.                                                                 585,000        15,759
CarrAmerica Realty Corp., Series B, 8.57% cumulative redeemable preferred                280,000         6,982      .10
Weingarten Realty Investors                                                              485,000        18,278      .08
Glenborough Realty Trust Inc., Series A, 7.75% convertible preferred 2049                800,000        17,600      .08
Duke Realty Investments, Inc., Series B, 7.99% preferred cumulative step-up premi        300,000        15,150      .07
Simon DeBartolo Group, Inc., Series C, 7.89% preferred cumulative step-up premium        300,000        14,596      .07
AMB Property Corp.                                                                       600,000        14,325      .06
Archstone Communities Trust (formerly Security Capital Pacific Trust)                    564,000        11,844      .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred                                       300,000         7,406      .03
New Plan Realty Trust, Series A, 7.80% preferred cumulative step-up premium rate         112,500         5,611      .03
                                                                                                       301,726     1.36

Broadcasting & Publishing - 1.11%
Houston Industries Inc. 7.00% ACES convertible preferred 2000                          1,780,000       139,285      .63
CSC Holdings, Inc. (formerly Cablevision Systems Corp.), Series I,
$2.125 cumulative convertible exchangeable preferred                                     760,000        49,590      .23
Tele-Communications International 4.50% convertible debentures 2006                 $34,000,000         34,000      .15
MediaOne Group Inc. (formerly U S WEST Communications, Inc.),
Series D, 4.50% convertible preferred                                                    225,000        22,908      .10
                                                                                                       245,783     1.11

Electronic Components & Instruments - 0.80%
Micron Technology, Inc. 7.00% convertible subordinated notes 2004                   $50,000,000         49,125      .22
EMC Corp. 3.25% convertible subordinated notes 2002 (1)                             $18,000,000         40,590      .19
Advanced Micro Devices, Inc. 6.00% convertible subordinated notes 2005              $40,000,000         31,500      .14
Western Digital Corp. 0% convertible subordinated debentures 2018 (1)              $112,500,000         27,351      .12
National Semiconductor Corp. 6.50% convertible debentures 2002 (1)                  $15,000,000         13,575      .06
Thermo Instrument Systems Inc. 4.00% convertible subordinated debentures 2005       $10,000,000          9,500      .05
Maxtor Corp. 5.75% convertible debentures 2012                                       $7,500,000          4,875      .02
                                                                                                       176,516      .80

Industrial Components - 0.75%
Federal-Mogul Corp. 7.00% convertible preferred 2027 (1)                               1,000,000        67,875      .31
Tomkins PLC                                                                            6,750,000        34,824      .16
Tower Auto Capital Trust 6.75% convertible preferred 2018 (1)                            450,000        23,006      .10
TXI Capital Trust I 5.50% convertible preferred 2028                                     450,000        19,125      .09
BTI Capital Trust 6.50% convertible preferred 2027 (1)                                   500,000        20,000      .09
                                                                                                       164,830      .75

Financial Services - 0.55%
Household International, Inc.                                                          2,453,280       122,051      .55


Food & Household Products - 0.53%
General Mills, Inc.                                                                    1,885,000       116,752      .53


Miscellaneous Materials & Commodities - 0.49%
English China Clays PLC (2)                                                           18,224,000        55,016      .25
Crown Cork & Seal Co., Inc. 4.50% convertible preferred 2000                           1,005,000        39,069      .17
Cooper Industries, Inc. 6.00% convertible preferred DECS 1999                          1,000,000        15,000      .07
                                                                                                       109,085      .49

Leisure & Tourism - 0.35%
Host Marriott Financial Trust 6.75% QUIPS convertible preferred 2026 (1)                 600,000        30,150      .14
Premier Parks Inc. 7.50% PIES convertible preferred 2001                                 450,000        28,463      .13
AMF Bowling, Inc. 0% convertible debentures 2018 (1)                                $90,000,000         14,175      .06
Royal Caribbean Cruises Ltd., Series A, 7.25% convertible preferred                       45,000         5,276      .02
                                                                                                        78,064      .35

Metals: Nonferrous - 0.30%
Freeport-McMoRan Copper & Gold Inc., Series A, $1.75 convertible preferred             1,400,000        26,162
Freeport-McMoRan Copper & Gold Inc., Class B                                             300,000         4,444      .14
Cyprus Amax Minerals Co., Series A, $4.00 convertible preferred                          465,000        20,692      .09
Inco Ltd. 5.75% convertible debentures 2004                                         $17,250,000         15,245      .07
                                                                                                        66,543      .30

Machinery & Engineering - 0.25%
Ingersoll-Rand Co. 6.75% PRIDES convertible preferred 2049                             1,400,000        34,650      .15
Thermo Electron Corp. 4.25% convertible subordinated debentures 2003 (1)            $23,000,000         21,620      .10
                                                                                                        56,270      .25

Transportation: Rail & Road - 0.20%
Union Pacific Capital Trust 6.25% TIDES convertible preferred                            976,200        43,929      .20


Appliances & Household Durables- 0.18%
Newell Financial Trust 5.25% QUIPS convertible preferred 2027                            668,000        40,080      .18
Protection One Alarm Monitoring, Inc. warrants, expire 2005 (1,3)                         57,600           662      .00
                                                                                                        40,742      .18

Recreation & Other Consumer Products - 0.16%
Jostens, Inc.                                                                          1,580,000        35,649      .16


Transportation: Airlines - 0.15%
Qantas Airways Ltd.                                                                   22,462,027        33,978      .15


Other Industries - 0.30%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securiti        600,000        11,076
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
guaranteed perpetual capital securities (1)                                              400,000         7,792      .08
Courtaulds Textiles PLC                                                                4,500,000        17,412      .08
Bethlehem Steel Corp. $3.50 convertible preferred                                        250,000        10,875      .05
Wang Laboratories, Inc., Series B, 6.50% convertible preferred depositary shares         170,000         8,500      .04
Diamond Offshore Drilling, Inc. 3.75% convertible debentures 2007                    $5,481,000          5,714      .03
Daewoo Corp. 0.50% Eurodollar convertible debentures 2007 (1)                        $5,000,000          3,650      .02
                                                                                                        65,019      .30

MISCELLANEOUS: Other equity securities in initial period of acquisition                                487,926     2.21

TOTAL EQUITY SECURITIES (cost: $10,060,003,000)                                                     13,166,899    59.54

                                                                                     Shares or         Market  Percent
                                                                                     Principal          Value  of Net
Bonds & Notes                                                                           Amount          (000)  Assets

Broadcasting, Advertising & Publishing - 3.04%
Time Warner Inc., Pass-Through Asset Trust 1997-2, 4.90% 1999 (1,5)                       10,000         9,864
Time Warner Inc., Pass-Through Asset Trust 1997-1, 6.10% 2001 (1,5)                       12,000        11,938
Time Warner Inc. 7.75% 2005                                                                9,500        10,180
Time Warner Inc. 8.18% 2007                                                               20,000        22,194
Time Warner Inc. 9.125% 2013                                                               5,000         6,034
Time Warner Inc. 7.25% 2017                                                               39,500        40,784      .46
Chancellor Radio Broadcasting Co. 9.375% 2004                                             28,000        29,400
Chancellor Radio Broadcasting Co. 8.125% 2007                                             39,500        40,092
Chancellor Radio Broadcasting Co., Series B, 8.75% 2007                                    4,500         4,680      .34
Comcast Cable Communications, Inc. 10.25% 2001                                            12,600        13,816
Comcast Cable Communications, Inc. 8.125% 2004                                             8,000         8,653
Comcast Cable Communications, Inc. 8.375% 2007                                            10,000        11,147
Comcast Cable Communications, Inc. 8.875% 2017                                            15,000        17,939      .23
CSC Holdings, Inc. (formerly Cablevision
Systems Corp.) 7.25% 2008                                                                  8,000         7,942
CSC Holdings, Inc. 8.125% 2009                                                            18,250        19,436
CSC Holdings, Inc. 9.875% 2013                                                            11,500        12,707      .18
Fox/Liberty Networks, LLC, FLN Finance, Inc. 0%/9.75% 2007 (6)                            27,250        19,484
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                                  16,850        17,313      .17
NTL Inc. 0%/12.75% 2005 (6)                                                               22,000        19,580
NTL Inc., Series B, 10.00% 2007                                                           10,000        10,825
NTL Inc. 0%/9.75% 2008 (1,6)                                                               5,000         3,350      .15
Falcon Holding Group, LP 0%/9.285% 2010 (1,6)                                             24,000        15,810
Falcon Holding Group, LP 8.375% 2010 (1)                                                  15,000        15,450      .14
American Radio Systems Corp. 9.75% 2005                                                    7,500         8,156
American Radio Systems Corp. 9.00% 2006                                                   17,550        18,866      .12
Hearst-Argyle Television, Inc. 7.00% 2018                                                 25,750        25,780      .12
Century Communications Corp. 8.75% 2007                                                   13,200        14,124
Century Communications Corp. 0% 2008                                                      23,250        10,986      .11
TeleWest PLC 9.625% 2006                                                                   5,000         5,375
TeleWest PLC  0%/11.00% 2007 (6)                                                          20,500        17,271      .10
American Media Operations, Inc. 11.625%  2004                                             18,250        19,801      .09
Radio One, Inc. 7.00%/12.00% 2004 (6)                                                     16,500        16,665      .08
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (6)                                         18,500        15,725      .07
News America Holdings Inc. 6.625% 2008                                                     4,500         4,477
News America Holdings Inc. 10.125% 2012                                                    5,000         5,793
News America Holdings Inc. 7.43% 2026                                                      5,000         5,290      .07
TVN Entertainment 4.00% 2008                                                              14,750        14,824      .07
Lenfest Communications, Inc. 7.625% 2008 (1)                                               2,000         2,060
Lenfest Communications, Inc. 8.25% 2008 (1)                                               10,500        11,078      .06
STC Broadcasting, Inc. 11.00% 2007                                                        11,500        12,708      .06
Newsquest Capital PLC 11.00% 2006                                                          8,700         9,831
Newsquest Capital PLC, Series B, 11.00% 2006                                               1,200         1,356      .05
TKR Cable I, Inc. 10.50% 2007                                                             10,000        10,974      .05
Adelphia Communications Corp. 8.125% 2003                                                  6,500         6,484
Adelphia Communications Corp. 10.50% 2004                                                  3,000         3,315      .04
Multicanal Participacoes SA, Series B, 12.625% 2004                                        8,750         8,838      .04
Ziff-Davis Inc. 8.50% 2008                                                                 8,250         8,415      .04
V2 Music (Holdings) PLC, Dollar Units, 0%/14.00% 2008 (1,6)                               14,750         7,818      .04
Sun Media Corp. 9.50% 2007                                                                 7,071         7,428      .03
RBS Participacoes SA 11.00% 2007 (1)                                                       6,750         6,041      .03
Young Broadcasting Inc. 11.75% 2004                                                        1,000         1,105
Young Broadcasting Inc. 10.125% 2005                                                       3,750         4,059
Young Broadcasting Inc., Series B, 8.75% 2007                                                750           788      .03
Antenna TV SA 9.00% 2007                                                                   5,250         5,289      .02
Grupo Televisa, SA 11.875% 2006                                                              750           833
Grupo Televisa, SA  0%/13.25% 2008 (6)                                                     5,000         4,075      .02
Fox Family Worldwide, Inc. 0%/10.25% 2007 (6)                                              2,000         1,320
Fox Family Worldwide, Inc. 9.25% 2007                                                      1,750         1,728      .01
Gray Communication Systems, Inc. 10.625% 2006                                              2,500         2,738      .01
Continental Cablevision, Inc. 8.50% 2001                                                   2,000         2,120      .01
                                                                                                       672,152     3.04

Telecommunications - 2.68%
NEXTEL Communications, Inc. 9.95% 2008                                                   190,000       124,925      .56
Orion Network Systems, Inc. 11.25% 2007                                                   61,000        66,795      .30
Omnipoint Corp. 8.875% 2006                                                               14,950        14,950
Omnipoint Corp. 11.625% 2006                                                              34,800        37,236      .24
WorldCom, Inc. 9.375% 2004                                                                38,154        39,994
WorldCom, Inc. 8.875% 2006                                                                 7,747         8,381      .22
Tele-Communications, Inc. 10.125% 2001                                                     5,000         5,534
TCI Communications, Inc. 8.00% 2005                                                       15,000        16,308
TCI Communications, Inc. 8.75% 2015                                                        6,500         7,728
TCI Communications, Inc. 8.75% 2023                                                        8,000         8,762
Tele-Communications, Inc. 9.25% 2023                                                       4,500         5,117      .20
Cable & Wireless Communications PLC, 6.625% 2005                                          26,500        26,628
Cable & Wireless Communications PLC, 6.75% 2008                                           10,000        10,028      .16
Qwest Communications International Inc. 0%/9.47% 2007 (6)                                 15,000        11,588
Qwest Communications International Inc. 10.875% 2007                                      12,000        13,920
QWest Communications International Inc. 0%/8.29% 2008 (6)                                 12,500         9,312      .16
SkyTel Communications Inc. (formerly Mobile Telecommunication
Technologies Corp.) 13.50% 2002                                                           19,875        23,055      .10
Spectrasite Holdings 0%/12.00% 2008 (1,6)                                                 36,000        21,600      .10
Time Warner Telecommunications 9.75% 2008                                                 20,000        20,450      .09
Viatel, Inc., Units, 11.25% 2008 (1)                                                      14,500        15,877      .07
Level 3 Communications, Inc. 9.125% 2008 (1)                                              13,000        12,805      .06
US Xchange LLC 15.00% 2008 (1)                                                            10,500        10,999      .05
IMPSAT Corp. 12.375% 2008 (1)                                                             10,000        10,225      .05
Netia Holdings BV 0%/11.25% 2007 (6)                                                      10,500         6,772
Netia Holdings BV 10.25% 2007                                                              3,625         3,426      .05
Allegiance Telecom, Inc. 0%/11.75% 2008 (6)                                               20,000        10,150      .05
CellNet Data Systems, Inc. 0%/14.00% 2007 (6)                                             18,450        10,147      .04
ICO Global Communications, Units, 15.00% 2005                                             10,000        10,000      .04
Comtel Brasileira Ltda. 10.75% 2004 (1)                                                    9,200         9,131      .04
COLT Telecom Group PLC 0%/12.00% 2006 (6)                                                  7,500         6,113      .03
Teligent, Inc. 11.50% 2007                                                                 4,500         4,579      .02
Iridium LLC, Series A, 13.00% 2005                                                         4,000         4,080      .02
PanAmSat Corp. 6.125% 2005                                                                 4,000         3,935      .02
Conecel Holdings Ltd., Series A, 14.00% 2000                                               2,950         2,861      .01
                                                                                                       593,411     2.68

Wireless Communications - 1.50%
NEXTEL Communications, Inc. 0%/9.75% 2004 (6)                                             35,500        35,589
NEXTEL Communications, Inc. 0%/10.125% 2004 (6)                                            5,000         5,063
NEXTEL Communications, Inc. 0%/9.75% 2007 (6)                                             61,500        41,205
NEXTEL Communications, Inc. 0%/10.65% 2007 (6)                                             9,000         6,188
NEXTEL Communications, Inc. 0%/12.125% 2008 (1,6)                                         33,200        19,920      .49
Comcast Cellular Corp., Series B, 9.50% 2007                                              32,500        34,206      .15
McCaw International, Ltd. 0%/13.00% 2007 (6)                                              46,850        31,155      .14
Centennial Cellular Corp. 8.875% 2001                                                     23,500        25,086
Centennial Cellular Corp. 10.125% 2005                                                     3,000         3,615      .13
Comunicacion Celular SA 0%/13.125% 2003 (6)                                               31,000        23,870      .11
Clearnet Communications 0%/14.75% 2005 (6)                                                23,000        19,838      .09
CCPR Services, Inc. 10.00% 2007                                                           18,000        17,460      .08
PageMart Wireless, Inc. 0%/11.25% 2008 (6)                                                21,500        13,545      .06
American Cellular Corp. 10.50% 2008 (1)                                                   12,500        12,687      .06
NEXTLINK Communications, Inc. 9.625% 2007                                                  4,000         4,120
NEXTLINK Communications, Inc. 9.00% 2008 (1)                                               6,250         6,281      .05
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006                              6,000         6,930      .03
Sygnet Wireless, Inc. 11.50% 2006                                                          5,000         5,800      .03
Price Communications Cellular Holdings, Inc. 11.25% 2008                                   5,000         5,012      .02
Pinnacle Holdings Inc. 0%/10.00% 2008 (1,6)                                                6,700         4,489      .02
Esat Telecom Group PLC 0%/12.50% 2007 (6)                                                  5,000         3,675      .02
Vanguard Cellular Systems, Inc. 9.375% 2006                                                3,000         3,210      .01
PTC International Finance BV  0%/10.75% 2007 (6)                                           4,000         2,780      .01
Geotek Communications, Inc., Series B, 0%/15.00% 2005 (6,7)                                7,220           758      .00
                                                                                                       332,482     1.50

Business & Public Services - 1.46%
Integrated Health Services, Inc. 10.25% 2006                                              16,900        17,745
Integrated Health Services, Inc., Series A, 9.50% 2007                                    28,985        29,710
Integrated Health Services, Inc., Series A, 9.25% 2008                                    36,250        36,794      .38
Columbia/HCA Healthcare Corp. 6.87% 2003                                                  10,575        10,327
Columbia/HCA Healthcare Corp. 7.15% 2004                                                   6,000         5,916
Columbia/HCA Healthcare Corp. 6.91% 2005                                                  10,750        10,295
Columbia/HCA Healthcare Corp. 8.85% 2007                                                  16,770        17,891
Columbia/HCA Healthcare Corp. 8.70% 2010                                                   9,500        10,105      .25
Paracelsus Healthcare Corp. 10.00% 2006                                                   30,100        30,551      .14
Allied Waste North America, Inc. 10.25% 2006                                              21,000        23,205      .11
Laidlaw Environmental Services, Inc. 9.25% 2008 (1)                                       22,000        22,550      .10
Waste Management, Inc. 7.00% 2005                                                          5,000         5,162
Waste Management, Inc. 7.00% 2006                                                         15,000        15,468      .09
Tenet Healthcare Corp. 8.00% 2005                                                          9,500         9,737
Tenet Healthcare Corp. 8.125% 2008 (1)                                                    10,000        10,138      .09
Katz Media Corp., Series B, 10.50% 2007                                                   15,050        16,856      .08
Mariner Health Group, Inc. 9.50% 2006                                                     12,750        13,770      .06
Protection One Alarm Monitoring, Inc. 13.625% 2005                                        11,685        13,438      .06
Federal Express Corp., pass-through certificates, Series 1994-A310,
Class A1, 7.53% 2006                                                                       9,450         9,880      .04
Omega Healthcare Investors, Inc. 6.95% 2002                                                5,000         4,995      .02
Allegiance Corp. 7.00% 2026                                                                4,000         4,064      .02
Unison HealthCare Corp. 13.00% 1999 (1,7)                                                  2,000         2,000
Unison HealthCare Corp. 13.00% 2006 (1,7)                                                  4,000         1,780      .02
Iron Mountain Inc. 8.75% 2009                                                              1,000         1,030      .00
                                                                                                       323,407     1.46

Energy Sources and Energy Equipment & Services - 1.08%
CalEnergy Co., Inc. 9.875% 2003                                                            5,000         5,334
CalEnergy Co., Inc. 0%/10.25% 2004 (6)                                                    36,300        38,621      .20
Oryx Energy Co. 9.50% 1999                                                                10,000        10,354
Oryx Energy Co. 8.00% 2003                                                                 5,345         5,615
Oryx Energy Co. 8.375% 2004                                                               12,750        13,708
Oryx Energy Co. 8.125% 2005                                                                8,500         9,012      .17
Pioneer Natural Resources Co. (formerly Parker &
Parsley Petroleum Co.) 8.25% 2007                                                          5,000         5,289
Pioneer Natural Resources Co. 7.20% 2028                                                  26,500        24,198      .13
Clark Refining & Marketing, Inc. 8.875% 2007                                              29,250        28,665      .13
J. Ray McDermott, SA 9.375% 2006                                                          18,500        20,073      .09
Forcenergy Inc 9.50% 2006                                                                 10,000        10,100
Forcenergy Inc 8.50% 2007                                                                  3,750         3,563      .06
Petro Stopping Centers, LP 10.50% 2007                                                    11,500        12,305      .06
Benton Oil and Gas Co. 9.375% 2007                                                        10,000         9,725      .04
Cross Timbers Oil Co. 8.75% 2009                                                           8,000         8,000      .04
OXYMAR 7.50% 2016 (1)                                                                      8,000         7,972      .04
Lomak Petroleum, Inc. 8.75% 2007                                                           7,000         6,913      .03
Kelley Oil & Gas Corp. 10.375% 2006                                                        6,000         6,150      .03
Newfield Exploration Co., Series B, 7.45% 2007                                             6,000         6,077      .03
Ocean Energy, Inc. 8.875% 2007                                                             3,500         3,675      .02
Petrozuata Finance, Inc., Series A, 7.63% 2009                                             3,000         3,005      .01
                                                                                                       238,354     1.08

Banking - 1.14%
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                         10,000        10,458
MBNA Corp., MBNA Capital B, Series B, 6.519% 2027 (8)                                     32,000        31,014      .19
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)                                           32,500        32,356      .15
Riggs Capital Trust II 8.625% 2026 (1)                                                     1,500         1,630
Riggs Capital Trust II 8.875% 2027 (1)                                                    23,000        25,325
Riggs Capital Trust II 8.875% 2027                                                         2,000         2,202      .13
Capital One Capital I 7.15% 2006                                                          10,000        10,122
Capital One Capital I 7.268% 2027 (1,8)                                                   13,500        13,905      .11
Advanta Corp., Series D, 6.60% 2000                                                        4,000         3,859
Advanta Corp., Series D, 6.65% 2000                                                        5,000         4,830
Advanta Corp. 7.50% 2000                                                                   4,000         3,870
Advanta Corp. 6.91% 2002                                                                   5,000         4,545
Advanta Corp. 6.925% 2002                                                                  5,000         4,547      .10
Dime Bancorp, Inc. 10.50% 2005                                                             4,000         4,240
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                            11,300        13,093      .08
Chase Capital II, Global Floating Rate Capital Securities, Series B, 6.219% 2027          15,000        14,414      .07
BT Capital Trust I 6.438% 2026 (8)                                                        12,500        12,500      .05
Washington Mutual Capital I Subordinated Capital Income Securities 8.375% 2027            10,000        10,999      .04
Ahmanson Capital Trust I Capital Securities, Series A, 8.36% 2026 (1)                      8,000         8,641      .04
HSBC Americas, Inc. 7.808% 2026 (1)                                                        8,000         8,032      .04
First Nationwide Holdings Inc. 12.50% 2003                                                 5,500         6,353      .03
Midland American Capital Corp. 12.75% 2003                                                 6,000         6,107      .03
Komercni Finance BV 9.00%/10.75% 2008 (1,6)                                                6,000         5,700      .02
First Union Corp. 6.82%/7.57% 2026 (6)                                                     5,000         5,353      .02
BCI US Funding 8.01% (1)                                                                   5,000         4,952      .02
Chevy Chase Bank, FSB 9.25% 2005                                                           4,000         4,050      .02
                                                                                                       253,097     1.14

Transportation - 0.96%
Jet Equipment Trust, Series 1994-A, Class B1, 10.91% 2006 (1)                              6,535         7,732
Jet Equipment Trust, Series 1995-B, 10.91% 2014                                            4,750         6,118
Jet Equipment Trust, Series 1995-B, Class A, 7.63% 2015 (1)                                3,737         3,988
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015 (1)                               14,075        15,789
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)                                5,500         6,754
Jet Equipment Trust, Series 1995-A, Class C, 10.69% 2015 (1)                               5,000         6,459      .21
USAir, Inc., pass-through certificates, Series 1993-A1, 8.625% 1998                        8,500         8,500
USAir, Inc. 9.625% 2001                                                                    8,204         8,594
USAir, Inc., enhanced equipment notes, Class C, 8.93% 2009                                 7,517         8,459
USAir, Inc., pass-through trust, Series 1993-A3, 10.375% 2013 (5)                         17,000        19,117      .20
Continental Airlines, Inc. 9.50% 2001                                                      4,500         4,792
Continental Airlines, Inc., pass-through certificates, Series 1996-A, 6.94% 2015           8,650         8,964
Continental Airlines, Inc., pass-through certificates, Series 1996-C, 9.50% 2015          12,494        14,399      .13
Atlas Air, Inc., Pass-Through Trusts, Series 1998-1, Class A, 7.38% 2018 (1,5)            33,400        33,914      .15
Airplanes Pass Through Trust, pass-through certificates, Series 1, Class C, 8.15%         14,892        15,666      .07
United Air Lines, Inc. 9.00% 2003                                                          8,000         8,875
United Air Lines, Inc., pass-through certificates, Series 1996-A2, 7.87% 2019 (5)          5,000         5,294      .07
Teekay Shipping Corp. 8.32% 2008                                                          10,820        11,145      .05
Northwest Airlines, Inc. 7.625% 2005                                                       7,500         7,345      .03
Delta Air Lines, Inc., pass-through certificates, Series 1992-A2, 9.20% 2014 (5)           5,000         5,949      .03
MC-Cuernavaca Trust 9.25% 2001 (1,5)                                                       5,313         5,114      .02
                                                                                                       212,967      .96

Forest Products & Paper  - 0.69%
Container Corp. of America 9.75% 2003                                                     45,550        48,739
Container Corp. of America, Series A, 11.25% 2004                                         19,500        21,158      .32
Pindo Deli Finance Mauritius Ltd. 10.25% 2002                                             11,000         7,535
Pindo Deli Finance Mauritius Ltd. 10.75% 2007                                             25,025        17,079      .11
Scotia Pacific 7.11% 2015 (1)                                                             16,000        15,757      .07
Copamex Industrias, SA de CV, Series B, 11.375% 2004                                      13,450        13,551      .06
Grupo Industrial Durango, SA de CV 12.00% 2001                                             6,000         6,255
Grupo Industrial Durango, SA de CV 12.625% 2003                                            3,500         3,710      .04
Advance Agro PCL 13.00% 2007                                                               8,000         7,960      .04
Paperboard Industries International Inc. 8.375% 2007                                       5,000         5,062      .02
Norampac Inc. 9.50% 2008 (1)                                                               3,250         3,364      .02
Indah Kiat Finance Mauritius Ltd. 11.875% 2002                                               700           483
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                                              3,050         2,059      .01
                                                                                                       152,712      .69

Financial Services  - 0.67%
AT&T Capital Corp. 6.60% 2005                                                             24,000        24,105      .11
Wilshire Financial Services Group Inc. 13.00% 2004                                        20,750        22,359      .10
Capital One Bank 7.25% 2003                                                               10,000        10,156
Capital One Bank 7.125% 2008                                                              10,000         9,910      .09
GS Escrow Corp. 7.125% 2005 (1)                                                           20,000        19,905      .09
AMRESCO, Inc. 9.875% 2005                                                                 17,000        17,255      .08
MBNA Corp. 6.75% 2008                                                                     12,500        12,630      .06
Wharf Capital International, Ltd. 8.875% 2004                                             10,000         9,020      .04
Ford Capital BV 10.125% 2000                                                               5,500         5,974      .03
DVI, Inc. 9.875% 2004                                                                      5,000         5,325      .03
General Electric Capital Corp. 8.875% 2009                                                 4,000         4,884      .02
ContiFinancial Corp. 8.125% 2008                                                           3,250         3,139      .01
Green Tree Financial Corp. 6.50% 2002                                                      2,635         2,597      .01
                                                                                                       147,259      .67

Real Estate  - 0.59%
SocGen Real Estate Co. LLC, Series A, 7.64%/8.40% 2049 (6)                                45,000        44,382      .20
Security Capital Pacific Trust 7.15% 2007                                                 17,500        17,389
Security Capital Pacific Trust 7.65% 2010                                                  1,000         1,055
Security Capital Pacific Trust 7.20% 2013                                                 15,000        14,633
Security Capital Pacific Trust 7.90% 2016                                                  1,000         1,032      .15
Prologis Trust (formerly Security Capital Industrial Trust) 7.05% 2006                    12,000        12,038
Prologis Trust 7.95% 2008                                                                 10,000        10,523      .10
Irvine Co., Series A, 7.46% 2006 (1,4)                                                    10,000        10,202      .05
Beverly Finance Corp. 8.36% 2004                                                           5,000         5,429      .03
EOP Operating LP 6.625% 2005                                                               5,250         5,211      .02
Shopping Center Associates 6.75% 2004 (1)                                                  5,000         4,994      .02
ERP Operating LP 7.95% 2002                                                                3,750         3,942      .02
                                                                                                       130,830      .59

Metals:  Steel & Nonferrous  - 0.47%
Kaiser Aluminum & Chemical Corp. 9.875% 2002                                               7,000         7,210
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                               8,000         8,500
Kaiser Aluminum & Chemical Corp., Series B, 10.875% 2006                                  25,000        27,000      .19
Doe Run Co. 11.25% 2005                                                                   31,000        31,465      .14
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                                             9,500         7,315
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                            16,000        12,480      .09
Inco Ltd. 9.875% 2019                                                                      6,500         6,860
Inco Ltd. 9.60% 2022                                                                       2,625         2,926      .05
                                                                                                       103,756      .47

General Retailing & Merchandising  - 0.47%
Fred Meyer, Inc. 7.375% 2005                                                              21,000        21,012
Fred Meyer, Inc. 7.45% 2008                                                               19,000        19,166      .18
Lifestyle Furnishings International Ltd. 10.875% 2006                                     21,100        24,054      .11
Boyds Collection 9.00% 2008 (1)                                                           23,500        23,617      .11
May Department Stores Co. 8.375% 2024                                                     10,000        10,908      .05
Venator Group Inc. (formerly Woolworth Corp.) 8.50% 2022                                   4,000         4,291      .02
                                                                                                       103,048      .47

Utilities: Electric & Gas  - 0.35%
Israel Electric Corp. Ltd. 7.70% 2018 (1)                                                 22,500        22,333
Israel Electric Corp. Ltd. 8.10% 2096 (1)                                                  7,500         7,298      .13
Tennessee Gas Pipeline Co. 7.625% 2037                                                    17,750        18,970      .09
Long Island Lighting Co. 7.50% 2007                                                       15,000        15,542      .07
Transener SA 9.25% 2008 (1)                                                               13,500        13,044      .06
                                                                                                        77,187      .35

Food Retailing: Food Products & Beverages  - 0.35%
Stater Bros. Holdings Inc. 11.00% 2001                                                    16,000        17,200      .08
Canandaigua Wine Co., Inc.  8.75% 2003                                                     6,250         6,422
Canandaigua Wine Co., Inc., Series C, 8.75% 2003                                           2,500         2,569      .04
Friendly Ice Cream Corp. 10.50% 2007                                                       7,750         7,905      .04
Gruma, SA de CV 7.625% 2007                                                                7,750         7,508      .03
AKI Inc. 10.50% 2008 (1)                                                                   7,000         7,070      .03
Home Products International, Inc. 9.625% 2008 (1)                                          7,000         6,965      .03
Favorite Brands International, Inc. 10.75% 2006 (1)                                        6,750         6,176      .03
Carr-Gottstein Foods Co. 12.00% 2005                                                       5,000         5,625      .03
Sparkling Spring Water Group Ltd. 11.50% 2007                                              4,000         4,140      .02
Randall's Food Markets, Inc. 9.375% 2007                                                   2,000         2,130      .01
Star Markets Co., Inc. 13.00% 2004                                                         1,500         1,699      .01
DGS International Finance Co. BV 10.00% 2007 (1)                                           1,250           987
DGS International Finance Co. BV 10.00% 2007                                                 275           217      .00
                                                                                                        76,613      .35

Leisure & Tourism  - 0.24%
FelCor Suites LP 7.375% 2004                                                              10,750        10,471
FelCor Suites LP 7.625% 2007                                                               5,000         4,879      .07
Boyd Gaming Corp. 9.25% 2003                                                               7,000         7,385      .04
Royal Caribbean Cruises Ltd. 7.00% 2007                                                    7,000         7,141      .03
Aztar Corp. 11.00% 2002                                                                    6,000         6,150      .03
HMH Properties, Inc., Series B, 8.875% 2007                                                4,500         5,118      .02
CapStar Hotel Co. 8.75% 2007                                                               4,900         5,096      .02
Mirage Resorts, Inc. 6.75% 2007                                                            5,000         4,869      .02
KSL Recreation Group, Inc. 10.25% 2007                                                     2,500         2,706      .01
                                                                                                        53,815      .24

Electronic Components  - 0.24%
Hyundai Semiconductor America, Inc. 8.25% 2004 (1)                                         6,650         5,453
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                       20,700        16,146      .10
Flextronics International Ltd. 8.75% 2007                                                 13,000        13,097      .06
Zilog, Inc. 9.50% 2005 (1)                                                                16,000        12,480      .06
Advanced Micro Devices, Inc. 11.00% 2003                                                   5,000         5,125      .02
                                                                                                        52,301      .24

Other Industries  - 1.61%
CBS Corp. 7.15% 2005                                                                      82,000        82,090      .37
PDVSA Finance Ltd. 7.40% 2016 (1)                                                         34,000        32,301      .15
BREED Technologies Inc. 9.25% 2008 (1)                                                    29,250        28,958      .13
AMF Group Inc. 0%/12.25% 2006 (6)                                                          5,437         3,752
AMF Group Inc. 10.875% 2006                                                               17,155        16,297      .09
Reliance Industries Ltd. 8.25% 2027 (1)                                                   10,000         9,087
Reliance Industries Ltd. 10.50% 2046                                                       5,750         5,373
Reliance Industries Ltd., Series B, 10.25% 2097                                            5,000         4,545      .09
Tultex Corp. 10.625% 2005                                                                 11,750        11,691
Tultex Corp. 9.625% 2007                                                                   7,000         6,650      .08
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (1)                            21,000        17,958      .08
WestPoint Stevens Inc. 7.875% 2005 (1)                                                    17,000        17,340      .08
Anchor Glass Container Corp. 11.25% 2005                                                  12,750        13,674      .06
Owens-Illinois, Inc. 7.85% 2004                                                            6,000         6,247
Owens-Illinois, Inc. 8.10% 2007                                                            5,750         6,051      .06
Pan Pacific Industrial Investments PLC 0% 2007 (1)                                        33,500        11,444      .05
Texas Petrochemicals Corp. 11.125% 2006                                                    8,750         9,406      .04
Graham Packaging Co., GPC Capital Corp. I, 8.75% 2008 (1)                                  3,975         4,015
Graham Packaging Co. 0%/10.75% 2009 (1,6)                                                  8,000         5,120      .04
Unisys Corp., Series B, 12.00% 2003                                                        5,000         5,656
Unisys Corp. 11.75% 2004                                                                   2,000         2,320      .04
Consumers International Inc. 10.25% 2005                                                   7,000         7,542      .04
Printpack, Inc. 10.625% 2006                                                               7,000         7,472      .03
Tekni-Plex, Inc. 9.25% 2008                                                                7,250         7,341      .03
Philips Electronics NV 7.20% 2026                                                          6,000         6,216      .03
Jefferson Pilot Corp. 8.14% 2046 (1)                                                       5,000         5,330      .03
Innova, S de RL 12.875% 2007                                                               5,000         5,100      .02
M.D.C. Holdings, Inc. 8.375% 2008                                                          5,000         5,063      .02
Huntsman Corp. 9.031% 2007 (1,8)                                                           5,000         5,025      .02
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                                               5,000         4,200      .02
Tenneco Inc. 8.075% 2002                                                                   2,000         2,115      .01
                                                                                                       355,379     1.61

Collateralized Mortgage/Asset-Backed Obligations (5) (excluding those issued by federal agencies)  - 2.08%
Collateralized Mortgage Obligation Trust, Series 63, Class Z, 9.00% 2020                  58,858        61,875      .28
Green Tree Financial Corp., pass-through certificates, Series 1994-A,
 Class NIM, 6.90% 2004                                                                     3,267         3,266
Green Tree Financial Corp., pass-through certificates, Series 1995-A,
Class NIM, 7.25% 2005                                                                      2,247         2,241
Green Tree Financial Corp., pass-through certificates, Series 1993-2,
Class B, 8.00% 2018                                                                       14,000        14,061
Green Tree Financial Corp., pass-through certificates, Series 1995-4,
Class B-2, 7.70% 2025                                                                      1,900         1,842
Green Tree Financial Corp., pass-through certificates, Series 1995-1,
Class B-2, 9.20% 2025                                                                      5,500         5,797
Green Tree Financial Corp., pass-through certificates, Series 1995-9,
 Class A-5, 6.80% 2027                                                                     4,000         4,056
Green Tree Financial Corp., pass-through certificates, Series 1996-2,
Class B-2, 7.90% 2027                                                                      3,500         3,528
Green Tree Financial Corp., Series 1996-10, Class A-6, 7.30% 2028                          3,000         3,117
Green Tree Financial Corp., pass-through certificates, Series 1998-3,
Class B-2, 8.07% 2028                                                                      5,000         5,025
Green Tree Financial Corp., pass-through certificates, Series 1998-4,
Class B-2, 8.11% 2028                                                                      6,650         6,677      .22
Gramercy, Series 1998-A, Class C, 8.95% 2002 (1)                                          35,000        34,755      .16
G3 Mortgage Reinsurance, Class B, 6.956% 2008 (1,8)                                        9,000         9,003
G3 Mortgage Reinsurance, Class A, 8.50% 2008 (1)                                          10,500        10,503
G3 Mortgage Reinsurance, Class C, 8.506% 2008 (1,8)                                       10,000         9,950      .13
Chase Commercial Mortgage Securities Corp., Series 1998-1,
Class D, 6.56% 2008                                                                       10,000         9,763
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A1, 6.34% 2030           14,845        14,938      .11
Morgan Stanley Capital I, Inc., Series 1998-WF1, Class A-1, 6.25% 2007                    12,809        12,835
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class A-1, 6.34% 2030                     9,948        10,008      .10
MBNAM, Series 98-E, Class C, 6.60% 2010 (1)                                               22,500        22,455      .10
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,
Class A-1, 6.22% 2031                                                                      4,915         4,921
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,
Class B, 6.664% 2031
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                                10,000        10,150
Class D, 7.231% 2031                                                                       5,000         5,047      .09
First Union Lehman, Series 1998-C2, Class A1, 6.28% 2035                                  19,837        19,915      .09
Resolution Trust Corp., Series 1992-CHF, Class E, 8.25% 2020                               6,420         6,416
Resolution Trust Corp., Series 1993-C1, Class D, 9.45% 2024                                6,143         6,143
Resolution Trust Corp., Series 1993-C1, Class E, 9.50% 2024                                  646           646
Resolution Trust Corp., Series 1993-C2, Class C, 8.00% 2025                                3,000         3,000
Resolution Trust Corp., Series 1993-C2, Class D, 8.50% 2025                                2,942         2,942      .09
UCFC Acceptance Corp., home-equity loan pass-through certificates,
Series 1995-B1, Class A-3, 6.75% 2016                                                     10,965        11,035
UCFC Acceptance Corp., home-equity loan pass-through certificates,
Series 1996-D1, Class A-4, 6.776% 2016                                                     4,250         4,276      .07
SMA, Series 1998-C1, Class A1, 6.27% 2005 (1)                                             14,815        14,861      .07
Residential Reinsurance, Series 1998-A, Class A, 9.848% 1999 (1,8)                        15,000        14,850      .07
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.157% 2021                                                                   11,003        11,227
Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2,
 Class A-1, 6.69% 2028 (8)                                                                 2,994         3,040      .06
FIRSTPLUS Home Loan Owner Trust, Series 1996-4, Class A-3, 6.28% 2009                      4,000         4,002
FIRSTPLUS Home Loan Owner Trust, Series 1997-1, Class A-6, 6.95% 2015                     10,000        10,193      .06
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A1A, 7.40% 2006 (1)                  6,820         7,121
DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A1A, 6.86% 2021 (1)                  5,248         5,371      .06
Mortgage Capital Funding, Inc., Series 1998-MC1, Class E, 7.06% 2030                      10,000        10,113      .05
FMAC, Series 1998-A, Class A3, 6.69% 2020                                                 10,100        10,084      .05
CSFB, Series 1998-FL1, Class E, 6.51% 2013 (1,8)                                          10,000        10,000      .05
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5, 7.25% 2024                             8,913         9,021      .04
GE Capital Mortgage Services, Inc., Series 1994-9, Class A9, 6.50% 2024                    6,437         6,151      .03
Standard Credit Card Master Trust I, credit card participation certificates,
Series 1994-2A, 7.25% 2008                                                                 5,000         5,322      .02
NEBHELP Trust, Series I, Class A, 6.68% 2016 (1)                                           5,000         5,026      .02
Metropolitan Asset, Series 1998-A, Class B1, 7.728% 2014 (1)                               4,669         4,683      .02
Grupo Financiero Banamex Accival, SA de CV 0% 2002 (1)                                     5,189         4,480      .02
SASCO, Series 1998-RF, Class 1, 8.712% 2021 (1)                                            2,415         2,592      .01
Trinity Trust, Class A1, 7.58% 1998 (1)                                                    2,084         2,069      .01
                                                                                                       460,392     2.08

Federal Agency Obligations: Mortgage Pass-Throughs 5 - 1.86%
Government National Mortgage Assn. 6.00% 2023-2028                                        17,590        17,156
Government National Mortgage Assn. 6.50% 2028                                             15,006        14,959
Government National Mortgage Assn. 6.875% 2023-2024 (8)                                   50,268        51,070
Government National Mortgage Assn. 7.00% 2008-2027                                        22,345        22,721
Government National Mortgage Assn. 7.00% 2022-2024 (8)                                    18,502        18,815
Government National Mortgage Assn. 7.375% 2022 - 2024 (8)                                  5,471         5,573
Government National Mortgage Assn. 7.50% 2017-2026                                        26,138        26,936
Government National Mortgage Assn. 8.00% 2017                                              4,146         4,336
Government National Mortgage Assn. 8.50% 2017-2027                                        23,586        24,935
Government National Mortgage Assn. 9.00% 2008-2025                                         8,542         9,151
Government National Mortgage Assn. 9.50% 2009-2021                                        11,989        12,971
Government National Mortgage Assn. 10.00% 2016-2019                                        1,008         1,109
Government National Mortgage Assn. 10.50% 2018-2019                                           99           110
Government National Mortgage Assn. 11.00% 2015                                                62            70      .95
Fannie Mae 6.00% 2013 - 2028                                                              51,665        50,798
Fannie Mae 6.169% 2028 (8)                                                                 9,329         9,375
Fannie Mae 6.50% 2013 - 2028                                                              23,873        23,830
Fannie Mae 7.00% 2028                                                                      3,000         3,042
Fannie Mae 7.50% 2007 - 2028                                                              28,585        29,350
Fannie Mae 8.00% 2009 - 2024                                                               8,152         8,478
Fannie Mae 8.50% 2014 - 2025                                                               9,414         9,830
Fannie Mae 9.00% 2008 - 2025                                                               7,466         7,934
Fannie Mae 9.50% 2022                                                                      6,780         7,280
Fannie Mae 10.00% 2005 - 2025                                                             19,312        21,109
Fannie Mae 13.00% 2015                                                                     3,268         3,923
Fannie Mae 15.00% 2028                                                                     1,302         1,639      .80
Freddie Mac 8.50% 2008 - 2020                                                             14,416        15,030
Freddie Mac 9.00% 2007 - 2021                                                              8,009         8,429
Freddie Mac 10.00% 2019                                                                      121           132
Freddie Mac 11.50% 2000                                                                        8             8      .11
                                                                                                       410,099     1.86

Federal Agency Obligations: Collateralized Mortgage Obligations 5 - 0.11%
Fannie Mae, Series 1996-4, Class ZA, 6.50% 2022                                            6,196         6,047
Fannie Mae, Series 1994-4, 6.50% 2024                                                      5,248         4,995
Fannie Mae, Series 1991-78, Class PK, 8.50% 2020                                           4,714         4,793      .07
Freddie Mac, Series 1673, Class SA, 4.994% 2024 (9)                                        6,000         4,358
Freddie Mac, Series 178, Class Z, 9.25% 2021                                               3,202         3,418      .04
                                                                                                        23,611      .11

Other Federal Agency Obligations  - 0.12%
Federal Home Loan Banks 6.16% 2004                                                        13,000        12,852
Federal Home Loan Banks 6.27% 2004                                                         6,000         5,956      .08
Freddie Mac, 6.27% 2004                                                                    5,635         5,595
Freddie Mac, 6.44% 2003                                                                    3,000         2,984      .04
                                                                                                        27,387      .12

Governments and Governmental Authorities (excluding U.S. government)  - 1.40%
Venezuela (Republic of) Eurobond 6.625% 2007 (8)                                           5,881         4,593
Venezuela (Republic of) 9.25% 2027                                                       160,000       109,040      .51
Argentina (Republic of), Series L, Eurobonds 6.625% 2005 (8)                               2,850         2,579
Argentina (Republic of) 11.00% 2006                                                       43,250        47,088
Argentina (Republic of) 11.375% 2017                                                      14,250        15,625
Argentina (Republic of) 9.75% 2027                                                        10,000         9,600      .34
United Mexican States Government Eurobonds, Series C, 0% 2003 (4)                          2,307             0
United Mexican States Government Eurobonds, Global, 11.375% 2016                          14,000        15,785
United Mexican States Government Eurobonds, Units, Series C, 6.617% 2019 (8)               1,500         1,355
United Mexican States Government Eurobonds, Global, 11.50% 2026                           18,500        21,645      .18
Panama (Republic of) Past Due Interest Eurobond 6.688% 2016 (8)                              527           412
Panama (Republic of) 8.875% 2027                                                          21,500        20,183      .09
Philippines (Republic of) 8.875% 2008                                                     17,250        16,603      .08
Poland (Republic of), Past Due Interest Bond, Bearer 4.00% 2014 (8)                       13,750        12,633      .06
Mendoza (Province of) 10.00% 2007 (1)                                                     12,250        11,515      .05
Korea (Republic of) 8.875% 2008                                                           10,000         9,397      .04
Brazil (Federal Republic of), Debt Conversion Bond, Series L,  6.688% 2012 (8)             5,750         4,162
Brazil (Federal Republic of) Bearer 8.00% 2014                                             3,771         2,886      .03
Ontario (Province of) 7.75% 2002                                                           2,500         2,648      .01
Ecuador (Republic of) Past Due Interest Bearer Bond 6.625% 2015 (8)                          500           298
Ecuador (Republic of) Past Due Interest Discount Bond 6.625% 2025 (8)                      1,556         1,093      .01
Peru (Republic of) Front-Loaded Interest Reduction Eurobond 3.25% 2017 (8)                   250           144
Peru (Republic of) Past Due Interest Eurobond 4.00% 2017 (8)                               1,250           786      .00
                                                                                                       310,070     1.40

Floating Rate Eurodollar Notes (undated) (8)  - 0.14%
Standard Chartered Bank 5.875%                                                            15,000        10,087      .04
Canadian Imperial Bank of Commerce 5.813%                                                 10,000         8,750      .04
Bank of Nova Scotia 5.813%                                                                10,000         8,713      .04
Midland Bank PLC 6.00%                                                                     5,000         4,246      .02
                                                                                                        31,796      .14

U.S. Treasury Obligations  - 3.92%
9.25% August 1998                                                                         10,000        10,010      .05
8.875% February 1999                                                                      42,000        42,748      .19
9.125% May 1999                                                                           10,000        10,273      .05
8.75% August 2000                                                                         22,500        23,875      .11
8.50% November 2000                                                                       20,000        21,262      .10
7.75% February 2001                                                                       68,000        71,538      .32
8.00% May 2001                                                                             7,000         7,440      .03
3.711% July 2002 (10)                                                                     10,165        10,066      .04
11.625% November 2002                                                                     38,000        46,627      .21
10.75% February 2003                                                                      19,500        23,482      .11
7.25% May 2004                                                                           115,500       125,047      .56
11.625% November 2004                                                                     43,500        57,230      .26
7.50% February 2005                                                                       40,000        44,162      .20
6.50% May 2005                                                                            30,000        31,580      .14
10.75% August 2005                                                                         9,000        11,657      .05
3.493% January 2007 (10)                                                                   7,115         6,959      .03
6.125% August 2007                                                                         1,465         1,520      .01
10.00% May 2010                                                                           18,000        22,314      .10
7.50% November 2016                                                                       32,000        38,065      .17
8.875% August 2017                                                                        79,500       107,387      .49
7.125% February 2023                                                                      65,250        76,332      .35
6.50% November 2026                                                                       70,000        76,836      .35
                                                                                                       866,410     3.92

TOTAL BONDS & NOTES (cost:$5,925,484,000)                                                            6,008,535

Short-Term Securities

Corporate Short-Term Notes - 10.10%
Lucent Technologies Inc. 5.48% - 5.52% due 9/11 - 9/28/98                                109,100       108,263      .49
General Motors Acceptance Corp. 5.49% - 5.52% due 8/5 - 10/22/98                          99,000        97,995      .44
Coca-Cola Co. 5.48% - 5.50% due 8/14 - 9/22/98                                            95,000        94,579      .43
Emerson Electric Co. 5.47% - 5.53% due 8/18 - 9/2/98                                      87,700        87,336      .39
E.I. du Pont de Nemours and Co. 5.48% - 5.51% due 8/25 - 10/26/98                         85,700        84,998      .38
Gillette Co. 5.46% - 5.47% due 8/31 - 10/27/98 (1)                                        85,500        84,862      .38
American Express Credit Corp. 5.50% - 5.51% due 8/26 - 9/21/98                            84,000        83,494      .38
Procter & Gamble Co. 5.48% due 8/12 - 9/3/98                                              82,000        81,738      .37
General Electric Capital Corp. 5.51% - 5.53% due 8/17 - 9/16/98                           81,400        80,906      .37
Monsanto Co. 5.49% - 5.52% due 8/24 - 11/17/98 (1)                                        81,300        80,149      .37
Xerox Corp. 5.47% - 5.50% due 8/10 - 9/4/98                                               78,700        78,478      .35
Ford Motor Credit Co. 5.49% - 5.52% due 8/31 - 10/8/98                                    79,000        78,239      .35
Motorola Inc. 5.48% - 5.50% due 8/4 - 10/22/98                                            77,700        77,444      .35
Ameritech Corp. 5.47% - 5.48% due 8/28 - 9/11/98                                          46,200        45,926
Ameritech Capital Funding Corp. 5.49% due 8/12/98 (1)                                     27,000        26,951      .33
Duke Energy Corp. 5.47% - 5.48% due 8/10 - 10/22/98                                       71,200        70,582      .32
Chrysler Financial Corp. 5.50% - 5.53% due 8/20 - 10/1/98                                 67,000        66,684      .30
National Rural Utilities Cooperative Finance Corp. 5.48% - 5.50% due 8/14 - 10/27         67,000        66,428      .30
Colgate-Palmolive Co. 5.50% - 5.52% due 9/10 - 9/29/98 (1)                                66,000        65,460      .30
CIT Group Holdings Inc. 5.48% - 5.51% due 8/6 - 8/13/98                                   60,100        60,006      .27
Associates Corp. of North America 5.50% - 5.52% due 8/19 - 8/21/98                        59,100        58,921      .27
Gannett Co., Inc. 5.48% - 5.55% due 8/3 - 8/25/98 (1)                                     57,900        57,788      .26
Chevron USA Inc. 5.49% - 5.51% due 8/17 - 9/14/98                                         57,800        57,557      .26
Commercial Credit Co. 5.50% due 8/18 - 10/15/98                                           55,900        55,514      .25
Amoco Co. 5.42% - 5.47% due 8/3 - 9/22/98                                                 55,000        54,784      .25
Atlantic Richfield Co. 5.50% - 5.51% due 8/14 - 9/3/98 (1)                                54,600        54,393      .25
A.I. Credit Corp. 5.47% - 5.51% due 8/24 - 10/5/98                                        50,900        50,588      .23
IBM Credit Corp. 5.47% due 8/7/98                                                         50,000        49,946      .23
Minnesota Mining and Manufacturing Co. 5.44% - 5.48% due 8/11 - 8/20/98                   48,800        48,677      .22
BellSouth Telecommunications, Inc. 5.49% due 8/11 - 8/26/98                               48,300        48,163      .22
International Lease Finance Corp. 5.48% - 5.52% due 8/24 - 10/23/98                       45,500        45,196      .20
H.J. Heinz Co. 5.49% - 5.54% due 8/6 - 9/9/98                                             40,300        40,147      .18
American General Finance Corp. 5.52% due 8/5/98                                           25,000        24,981
American General Corp. 5.55% due 8/18/98                                                  15,000        14,958      .18
Kimberly-Clark Corp. 5.48% due 9/29/98 (1)                                                31,900        31,608      .14
Hershey Foods Corp. 5.47% due 9/11/98                                                     20,000        19,871      .09
                                                                                                     2,233,610    10.10

Federal Agency Short-Term Obligations - 3.20%
Freddie Mac 5.37% - 5.435% due 8/4 - 10/9/98                                             393,434       390,915     1.77
Fannie Mae 5.41% - 5.45% due 9/8 - 10/30/98                                              290,400       287,670     1.30
International Bank Reconstruction and Development 5.36% due 10/20/98                      30,000        29,631      .13
                                                                                                       708,216     3.20
Certificates of Deposit - 0.23%
Mellon Financial Co. 5.57% due 9/2/98                                                     50,000        50,000      .23


TOTAL SHORT-TERM SECURITIES (cost: $2,991,931,000)                                                   2,991,826    13.53

TOTAL INVESTMENT SECURITIES (cost: $18,977,418,000)                                                 22,167,260   100.24

Excess of payables and cash over receivables                                                            54,284      .24

NET ASSETS                                                                                          22,112,976   100.00


(1) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(2) The fund owns 6.10%, 6.79% and 5.91% of the outstanding voting securities of First Hawaiian, Ohio
 Casualty and English China Clays, respectively, and thus is considered an affiliate as defined in the
 Investment Company Act of 1940.
(3) Non-income-producing security.
(4) Valued under procedures established by the Board of Directors.
(5) Pass-through securities backed by a pool of  mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Step bond; coupon rate will increase at a later date.
(7) Company is not making interest payments; bankruptcy proceedings pending.
(8) Coupon rate may change periodically.
(9) Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.
(10) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

The Income Fund of America
Financial Statements
--------------------------------                   ---------      ---------
Statement of Assets and Liabilities                             (dollars in
at July 31, 1998                                                 thousands)
--------------------------------                   ---------      ---------
Assets:
Investment securities at market
 (cost: $18,977,418)                                            $22,167,260
Cash                                                                  5,521
Receivables for-
 Sales of investments                               $ 50,991
 Sales of fund's shares                               36,679
 Dividends and accrued interest                      153,195        240,865
                                                   ---------      ---------
                                                                 22,413,646
Liabilities:
Payables for-
 Purchases of investments                            269,719
 Repurchases of fund's shares                         17,536
 Management services                                   5,080
 Accrued expenses                                      8,335        300,670
                                                   ---------      ---------
Net Assets at July 31, 1998-
 Equivalent to $18.25 per share on
 1,211,356,826 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,600,000,000 shares)                           $22,112,976
                                                               ============


--------------------------------                   ---------      ---------
Statement of Operations                                         (dollars in
for the year ended July 31, 1998                                 thousands)
--------------------------------                   ---------      ---------
Investment Income:
Income:
 Dividends                                        $  460,595
 Interest                                            642,216   $  1,102,811
                                                   ---------
Expenses:
 Management services fee                              57,649
 Distribution expenses                                49,269
 Transfer agent fee                                    8,974
 Reports to shareholders                                 551
 Registration statement and
  prospectus                                           1,101
 Postage, stationery and supplies                      2,101
 Directors' fees                                         135
 Auditing and legal fees                                  60
 Custodian fee                                           888
 Taxes other than federal income tax                       2
 Other expenses                                          145        120,875
                                                   ---------      ---------
 Net investment income                                              981,936
                                                                  ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                1,220,942
 Net change in unrealized appreciation on
  investments                                                       (34,156)
                                                                  ---------
  Net realized gain and unrealized
   appreciation on investments                                    1,186,786
                                                                  ---------
Net Increase in Net Assets Resulting
 From Operations                                                 $2,168,722
                                                               ============
--------------------------------                   ---------      ---------
Statement of Changes in Net Assets                              (dollars in
                                                                 thousands)
--------------------------------                   ---------      ---------

                                                 Year ended  July 31
                                                         1998           1997
Operations:                                        ---------      ---------
Net investment income
Net realized gain on investments                 $   981,936    $   836,925
Net change in unrealized appreciation              1,220,942      1,592,597
 on investments
                                                     (34,156)     1,817,752
 Net increase in net assets                        ---------      ---------
  resulting from operations
                                                   2,168,722      4,247,274
Dividends and Distributions                        ---------      ---------
 Paid to Shareholders:
Dividends from net investment income
Distributions from net realized                     (922,159)      (857,023)
 gain on investments
                                                  (1,524,937)      (748,006)
 Total dividends and distributions                 ---------      ---------
                                                  (2,447,096)    (1,605,029)
Capital Share Transactions:                        ---------      ---------
Proceeds from shares sold:
 205,557,632 and 131,090,765
 shares, respectively
Proceeds from shares issued in                     3,777,990      2,235,951
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 122,751,251 and 83,876,277
 shares, respectively
Cost of shares repurchased:                        2,182,454      1,403,146
 129,064,287 and 112,767,826
 shares, respectively
                                                  (2,383,307)    (1,926,293)
 Net increase in net assets                        ---------      ---------
  resulting from capital share
  transactions
                                                   3,577,137      1,712,804
Total Increase in Net Assets                       ---------      ---------
                                                   3,298,763      4,355,049
Net Assets:
Beginning of year
                                                  18,814,213     14,459,164
End of year (including undistributed               ---------      ---------
 net investment income: $198,455
 and $139,013, respectively)
                                                 $22,112,976    $18,814,213
                                                 ===========    ===========



See Notes to Financial Statements

Notes to Financial Statements

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $3,189,885,000, of which $3,732,617,000 related to appreciated securities and $542,732,000 related to depreciated securities. During the year ended July 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,221,231,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $51,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $18,977,375,000 at July 31, 1998.

3. The fee of $57,649,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $21 billion; and 0.14% of such assets in excess of $21 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1998, distribution expenses under the Plan were $49,269,000. As of July 31, 1998, accrued and unpaid distribution expenses were $7,698,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,974,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $17,111,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $487,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1998, accumulated undistributed net realized gain on investments was $1,066,672,000 and additional paid-in capital was $16,446,722,000. The fund reclassified $332,000 of currency losses from undistributed net realized gains to undistributed net investment income, $3,000 from undistributed net investment income to additional paid-in capital and $39,000 from additional paid-in capital to undistributed net realized gains for the year ended July 31, 1998.

  The fund made purchases and sales of investment securities of $7,351,142,000 and $6,157,867,000, respectively, during the year ended July 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $888,000 includes $485,000 that was paid by these credits rather than in cash.

  Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $395,000 for the year ended July 31, 1998.


Per-Share Data and Ratios

                                                  Year ended  July 31
                                                    -------   -------  -------  ------- -------
                                                        1998      1997     1996     1995    1994

                                                    -------   -------  -------  ------- -------

Net Asset Value, Beginning of Year                   $18.59    $15.89   $14.92   $13.59  $14.47
                                                    -------   -------  -------  ------- -------
 Income from Investment Operations:
  Net investment income                                 .85       .86      .87      .85     .83
  Net realized gain and change in
   unrealized appreciation on investments              1.11      3.55     1.11     1.29    (.53)
                                                    -------   -------  -------  ------- -------
   Total income From
 investment operations                                 1.96      4.41     1.98     2.14     .30
                                                    -------   -------  -------  ------- -------
 Less Distributions:
  Dividends from net investment
 income                                                (.82)     (.90)    (.83)    (.75)   (.83)
  Distributions from net
 realized gains                                       (1.48)     (.81)    (.18)    (.06)   (.35)
                                                    -------   -------  -------  ------- -------
   Total distributions                                (2.30)    (1.71)   (1.01)    (.81)  (1.18)
                                                    -------   -------  -------  ------- -------
Net Asset Value, End of Year                         $18.25    $18.59   $15.89   $14.92  $13.59
                                                    =======   =======  =======  ======= =======

Total Return*                                         11.32%    29.28%   13.46%   16.42%   1.98%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)              $22,113   $18,814  $14,459  $12,290 $10,537
  Ratio of expenses to average net assets              .59%      .61%     .62%      .65%    .63%
  Ratio of net income to average net assets           4.75%     5.09%    5.56%     6.12%   5.92%
  Portfolio turnover rate                             34.68%    40.92%   37.77%   26.26%  26.42%



* Excludes maximum sales of charge of 5.75%.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

   We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 28, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                    Dividends and Distributions per Share

To Shareholders     Payment Date       From Net       From Net       From Net Realized
of Record                              Investment     Realized       Long-term Gains
                                       Income         Short-term
                                                      Gains

September 19, 1997  September 22, 1997  $0.20           -              -
November 17, 1997   November 18, 1997    -              $0.126         $1.354*
December 26, 1997   December 29, 1997    0.22           -              -
March 20, 1998      March 23, 1998       0.20           -              -
June 19, 1998       June 22, 1998        0.20           -              -

*INCLUDES $0.853 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.

  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

JANET A. MCKINLEY
New York, New York
President of the fund
Senior Vice President, Capital Research Company
Director, Capital Research and Management Company

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute of Applied Life Sciences

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; Lecturer,
Department of Molecular Biology, Princeton University


OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Senior Vice President of the fund
Senior Vice President, Capital Research Company

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

HILDA L. APPLBAUM
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

DARCY B. KOPCHO
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

DINA N. PERRY
Washington, D.C.
Vice President of the fund
Senior Vice President,
Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President-Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL retired as Treasurer of the fund effective August 13, 1998. She had been an officer of the fund since 1986. We thank her for her many contributions to the fund.


[THE AMERICAN FUNDS GROUP(R)]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

PREPARING FOR THE YEAR 2000 The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, contact Shareholder Services at 800/421-0180 or visit our Web site at www.americanfunds.com.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDA/GRS/3922
Lit. No. IFA-011-0998
45019/15019